As filed with the Securities and Exchange Commission on January 31, 2007

Securities Act File No. 2-72097

Investment Company Act File No. 811-03175

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 50	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:

POST-EFFECTIVE AMENDMENT NO. 51	X

(Check appropriate box or boxes)

PRUDENTIAL SECTOR FUNDS, INC.

(d/b/a Jennison Sector Funds, Inc.)

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE

100 MULBERRY STREET, 4TH FLOOR

NEWARK, NEW JERSEY 07102-4077

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 802-6469

JONATHAN D. SHAIN, ESQ.

GATEWAY CENTER THREE

100 MULBERRY STREET, 4TH FLOOR

NEWARK, NEW JERSEY 07102-4077

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

X	immediately upon filing pursuant to paragraph (b)
on (date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post —effective amendment.

Title of Securities Being Registered Shares of Common Stock, $.01 par value per share

Jennison Sector Funds, Inc.

Jennison Financial Services Fund
Jennison Health Sciences Fund
Jennison Technology Fund

January 31, 2007	PROSPECTUS

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
5	PRINCIPAL RISKS
6	EVALUATING PERFORMANCE
13	FEES AND EXPENSES
16	EXAMPLES
18	HOW THE FUND INVESTS
18	INVESTMENT OBJECTIVES AND POLICIES
20	OTHER INVESTMENTS AND STRATEGIES
24	INVESTMENT RISKS
30	HOW THE FUND IS MANAGED
30	BOARD OF DIRECTORS
30	MANAGER
31	INVESTMENT SUBADVISER
31	PORTFOLIO MANAGERS
33	DISTRIBUTOR
33	DISCLOSURE OF PORTFOLIO HOLDINGS
34	FUND DISTRIBUTIONS AND TAX ISSUES
34	DISTRIBUTIONS
35	TAX ISSUES
36	IF YOU SELL OR EXCHANGE YOUR SHARES
38	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
38	HOW TO BUY SHARES
50	HOW TO SELL YOUR SHARES
54	HOW TO EXCHANGE YOUR SHARES
58	FINANCIAL HIGHLIGHTS
58	INTRODUCTION
59	JENNISON FINANCIAL SERVICES FUND CLASS A SHARES
60	JENNISON FINANCIAL SERVICES FUND CLASS B SHARES
61	JENNISON FINANCIAL SERVICES FUND CLASS C SHARES
62	JENNISON FINANCIAL SERVICES FUND CLASS Z SHARES
63	JENNISON HEALTH SCIENCES FUND CLASS A SHARES
64	JENNISON HEALTH SCIENCES FUND CLASS B SHARES
65	JENNISON HEALTH SCIENCES FUND CLASS C SHARES
66	JENNISON HEALTH SCIENCES FUND CLASS L SHARES
67	JENNISON HEALTH SCIENCES FUND CLASS M SHARES
68	JENNISON HEALTH SCIENCES FUND CLASS X SHARES
69	JENNISON HEALTH SCIENCES FUND CLASS Z SHARES
70	JENNISON TECHNOLOGY FUND CLASS A SHARES
71	JENNISON TECHNOLOGY FUND CLASS B SHARES
72	JENNISON TECHNOLOGY FUND CLASS C SHARES
73	JENNISON TECHNOLOGY FUND CLASS Z SHARES
Back Cover

RISK/RETURN SUMMARY

ABOUT THE FUND

This prospectus provides information about three of the four series of Jennison Sector Funds, Inc., which we refer to as the "Company." Those three series are Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund (each referred to as a "Fund" and collectively as the "Funds"). To obtain information about the fourth series, Jennison Utility Fund, see the back cover page of this prospectus. While the three Funds offered through this prospectus have some common attributes, such as their investment objective and many of their investment policies, each focuses on a different sector. Therefore, some sections of this prospectus deal with each Fund separately, while other sections address all three Funds at the same time. This section highlights key information about each Fund. Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Each Fund's investment objective is long-term capital appreciation. This means that we seek investments whose price will increase over time. Each Fund normally invests at least 80% of its investable assets in equity and equity-related securities of companies within a specific group of industries. The term "investable assets" in this prospectus refers to the applicable Fund's net assets plus any borrowings for investment purposes. A Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Each Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name. We refer to the group of industries in which each Fund concentrates as its "sector."

  Jennison Financial Services Fund buys securities of companies in the financial services sector, such as banks, finance companies, insurance companies and securities/brokerage firms that are primarily engaged in providing financial services.

  Jennison Health Sciences Fund buys securities of companies in the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers and HMOs that derive a substantial portion of their sales from healthcare-related products or services.

  Shareholders of the Jennison Health Sciences Fund on July 29, 2005, who remain invested in the Fund after July 29, 2005, may continue to buy shares of the Fund in accounts existing on July 29, 2005. Investors not owning shares of the Jennison Health Sciences Fund on July 29, 2005 will not be allowed to buy shares of the Fund after July 29, 2005, except that new accounts may be established by participants in most group employer retirement plans if the Fund has been established as an investment option under the plan. In addition, investors who participate in an existing brokerage firm wrap program or other existing omnibus account that currently offers the Fund as an investment option and continues to offer the Fund as an investment option after July 29, 2005 may purchase shares of the Fund.

  Both before and after July 29, 2005, the Fund reserves the right to refuse any purchase order that might disrupt management of the Fund. Investors may be required to demonstrate eligibility (i.e., that they are existing investors as described above) to buy shares of the Fund before a purchase order is accepted.

  Jennison Technology Fund buys securities of companies in the technology sector, such as those that derive, or that the Fund's investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities.

Each Fund may have two separate segments that we call the "Strategically Managed" portfolio and the "Enhanced Index" portfolio. Currently, each Fund has all of its assets in a single Strategically Managed portfolio, and has no Enhanced Index portfolio segment.

Each Strategically Managed portfolio holds those equity and equity-related securities in which the portfolio managers have the highest confidence. Equity and equity-related securities in which the Funds primarily invest are common stocks, nonconvertible preferred stocks and convertible securities. The portfolio managers use fundamental and quantitative analyses to select individual securities, and they may invest more than 5% of a Fund's assets in any one issuer. Each Fund participates in the initial public offering (IPO) market.

An Enhanced Index portfolio would contain securities selected from a benchmark index made up of securities of that Fund's sector from the Standard Poor's (S&P) SuperComposite 1500 Index. The S&P SuperComposite 1500 Index is made up of the S&P500 Composite Stock Price Index (S&P500), the S&P Mid-Cap 400 Stock Index and the S&P SmallCap 600 Index. Under an Enhanced Index strategy, the adviser would seek to outperform the benchmark index and to limit the possibility of significantly underperforming that benchmark. Enhanced Index portfolios are expected to hold a representative sample of the securities in the benchmark index and to over-weight or under-weight selected securities based upon proprietary quantitative models. The portfolio managers would try to control the risk of significantly underperforming the benchmark by keeping size and industry weightings relatively close to those in the benchmark. Because the S&P500 makes up 90% of each benchmark index's market capitalization, large-cap stocks may dominate a Fund's portfolio, particularly under an Enhanced Index strategy.

For the Strategically Managed portfolio of Jennison Financial Services Fund, we consider selling a security when it has increased in price to the point that it is no longer underpriced in the opinion of the investment subadviser. However, for the Strategically Managed portfolios of Jennison Health Sciences Fund and Jennison Technology Fund, we consider selling or reducing a stock position when, in the opinion of the investment subadviser, the stock has experienced a fundamental disappointment in earnings; the stock has experienced adverse price movement; the stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; or a relatively more attractive stock emerges. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Each Fund is subject to risks within its own sector because it concentrates its investments in securities of companies within that sector's industries. For example, although each Fund may be affected, Jennison Financial Services Fund can be most adversely affected by legislative changes, increased competition and general economic conditions. Jennison Health Sciences Fund faces risks created by government regulation and invests in companies whose products or services may quickly become obsolete. Jennison Technology Fund is subjected to risks of investing in companies subject to intense competition whose products may quickly become obsolete. For all Funds, the prices of the securities in which they invest can be volatile.

Since each Fund is a sector fund, its holdings can vary significantly from broad market indexes and the performance of a Fund can deviate from the performance of the indexes. For the Enhanced Index portfolios, there is a risk that the quantitative analysis used to determine which securities each Fund will invest in may result in underperforming the benchmark index. Because we invest in stocks, there is the risk that a particular stock we own could go down in value or pay lower-than-expected dividends. In addition to an individual stock losing value, the value of the equity markets could go down. Stock markets may be volatile.

Each Fund is nondiversified, meaning we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.

The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited, and if a Fund desired to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on a Fund's performance (higher or lower) and any assumptions by investors based on the impacted performance may be unwarranted. In addition, as a Fund's assets grow, the impact of their IPO investments on performance will decline, which could reduce total returns.

Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with each Fund, see "How the Funds Invest - Investment Risks."

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how each Fund performs. The following bar charts show each Fund's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how a Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that a Fund will achieve similar results in the future.

Jennison Financial Services Fund Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too.

BEST QUARTER:23.74%	WORST QUARTER:-17.94%
(3rd quarter of 2000)	(3rd quarter of 2002)

Average Annual Total Returns %(as of 12-31-06)
Return Before Taxes	One Year	Five Years	Since Inception
Class A shares	14.84	9.22	8.94	(6-30-99)
Class C shares	19.75	9.65	8.96	(6-30-99)
Class Z shares	21.91	10.73	10.04	(6-30-99)

Class B Shares %
Return Before Taxes	15.75	9.51	8.96	(6-30-99)
Return After Taxes on Distributions	12.75	7.98	7.79	(6-30-99)
Return After Taxes on Distributions and Sale of Fund Shares	13.08	7.75	7.43	(6-30-99)

Index (reflects no deduction for fees, expenses or taxes)
S&P SC 1500 Index	15.34	6.79	2.94	(6-30-99)
S&P 500 Financials Index	19.19	9.50	7.01	(6-30-99)
Lipper Average	16.96	11.13	9.13	(6-30-99)

Notes to Average Annual Returns Table

° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Without a waiver of management fees and/or expense subsidization, the Fund's average annual returns would have been lower, as indicated in parentheses. With respect to the one-year and five-years returns, no management fee waiver and/or expense subsidization has been, or currently is, effective.
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The S&P SuperComposite 1500 Index (S&P SC 1500 Index) is an unmanaged index of the 500 largest, established, publicly-traded stocks in the S&P 500 Index, the 400 largest companies outside of the S&P 500 Index contained in the S&P Mid-Cap 400 Index and the 600 small capitalization stocks comprising the S&P SmallCap 600 Index - gives a broad look at how U.S. stock prices have performed. These returns do not include the effects of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P SC 1500 Index may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C, and Z shares. Source:Lipper Inc.
° The S&P 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs. The returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P 500 Financials Index may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source:Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Financial Services Funds category and does not include the effect of any sales charges or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

Jennison Health Sciences Fund Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too.

BEST QUARTER: 20.27%	WORST QUARTER: -18.56%
(1st quarter of 2000)	(2nd quarter of 2002)

Average Annual Total Returns % (as of 12-31-06)
Return Before Taxes	One Year	Five Years	Since Inception
Class A shares	2.14	9.47	16.00	(6-30-99)
Class C shares	6.22	9.87	16.00	(6-30-99)
Class L shares	1.64	N/A	1.26	(11-25-05)
Class M shares	1.30	N/A	1.84	(11-25-05)
Class X shares	1.95	N/A	2.44	(11-25-05)
Class Z shares	8.35	11.00	17.20	(6-30-99)

Class B Shares %
Return Before Taxes	2.30	9.75	16.01	(6-30-99)
Return After Taxes on Distributions	0.49	8.59	13.95	(6-30-99)
Return After Taxes on Distributions and Sale of Fund Shares	2.48	7.99	13.08	(6-30-99)

Index % (reflects no deduction for fees expenses or taxes)
S&P SC 1500 Index	15.34	6.79	2.94	(6-30-99)
S&P SC Health Care Index	6.96	2.52	3.62	(6-30-99)
Lipper Average	3.97	3.31	9.02	(6-30-99)

Notes to Average Annual Returns Table

° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Without a waiver of management fees and/or expense subsidization, the Fund's average annual returns would have been lower, as indicated in parentheses. With respect to the one-year returns, no management fee waiver and/or expense subsidization has been, or currently is, effective.
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The S&P SC 1500 Index is described above under the table for Jennison Financial Services Fund. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P SC 1500 Index may be very different from those in the Fund. S&P SC 1500 returns since the inception of each class are 2.94% for Class A, B, C, and Z, and 14.13% for Class L, M, and X. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, L, M, X and Z shares. Source: Lipper Inc.
° The S&P SuperComposite Health Care Index (S&P SC Health Care Index) is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P SC 1500 Index. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, L, M, X and Z shares. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Health/Bio-technology Funds category and does not include the effects of any sales charges or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, L, M, X and Z shares. Source: Lipper Inc.

Jennison Technology Fund Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too.

BEST QUARTER: 25.04%	WORST QUARTER: -33.21%
(4th quarter of 2001)	(3rd quarter of 2001)

Average Annual Total Returns % (as of 12-31-06)
Return Before Taxes	One Year	Five Years	Since Inception
Class A shares	-1.41	2.50	-1.32	(6-30-99)
Class C shares	2.64	2.90	-1.30	(6-30-99)
Class Z shares	4.50	3.91	-0.33	(6-30-99)

Class B Shares %
Return Before Taxes	-1.36	2.72	-1.30	(6-30-99)
Return After Taxes on Distributions	-1.36	2.72	-1.87	(6-30-99)
Return After Taxes on Distributions and Sale of Fund Shares	-0.88	2.33	-1.35	(6-30-99)

Index % (reflects no deduction for fees expenses or taxes)
S&P SC 1500 Index	15.34	6.79	2.94
S&P SC Information Technology Index	9.04	0.92	-4.47
Lipper Average	7.20	1.03	-2.72

Notes to Average Annual Returns Table

° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Without a waiver of management fees and/or expense subsidization, the Fund's average annual returns would have been lower. With respect to the one-year and five-years returns, no management fee waiver and/or expense subsidization has been, or currently is, effective.
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The S&P SC 1500 Index is described above under the table for Jennison Financial Services Fund. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P SC 1500 Index may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C, and Z shares. Source: Lipper Inc.
° The S&P SuperComposite Information Technology Index (S&P SC Information Technology Index) is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Science Technology Funds category and does not include the effects of any sales charges or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Funds. Jennison Health Sciences Fund offers all share classes for which information is included in the table but Jennison Financial Services Fund and Jennison Technology Fund only offer Class A, B, C and Z shares. The sales charges of a class are the same for each Fund, but the fees and expenses vary among the classes and the Funds. Each share class of a particular Fund has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund.

Shares of Jennison Health Sciences Fund are offered only to existing investors in Jennison Health Sciences Fund through dividend reinvestment and exchange from other Strategic Partners and JennisonDryden Funds.

In addition, only Jennison Health Sciences Fund offers Class L, M and X shares. Such share classes are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds. Class Z shares of each Fund are available only to a limited group of investors. For information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class X	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	5.75%	None	None	None
Maximum deferred sales charge (load)	1%	5%	1%	1%	6%	6%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None
Small balance account fee	$15	$15	$15	$15	$15	$15	None

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class L	Class M	Class X	Class Z
Jennison Financial Services Fund
Management fees	.75	.75	.75	N/A	N/A	N/A	.75
+ Distribution and service (12b-1) fees	.30	1.00	1.00	N/A	N/A	N/A	None
+ Other expenses	.52	.52	.52	N/A	N/A	N/A	.52
+ Acquired Fund Fees & Expenses**	-*	-*	-*	N/A	N/A	N/A	-*
= Total annual Fund operating expenses	1.57	2.27	2.27	N/A	N/A	N/A	1.27
- Fee waiver or expense reimbursement	.05	None	None	N/A	N/A	N/A	None
= Net annual Fund operating expenses	1.52	2.27	2.27	N/A	N/A	N/A	1.27
Jennison Health Sciences Fund
Management fees	.75	.75	.75	.75	.75	.75	.75
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	.17	None
+ Other expenses	.19	.19	.19	.19	.19	.19	.19
+ Acquired Fund Fees & Expenses**	-*	-*	-*	-*	-*	-*	-*
= Total annual Fund operating expenses	1.24	1.94	1.94	1.44	1.94	1.11	.94
- Fee waiver or expense reimbursement	.05	None	None	None	None	None	None
= Net annual Fund operating expenses	1.19	1.94	1.94	1.44	1.94	1.11	.94
Jennison Technology Fund
Management fees	.75	.75	.75	N/A	N/A	N/A	.75
+ Distribution and service (12b-1) fees	.30	1.00	1.00	N/A	N/A	N/A	None
+ Other expenses	.62	.62	.62	N/A	N/A	N/A	.62
+ Acquired Fund Fees & Expenses**	-*	-*	-*	N/A	N/A	N/A	-*
= Total annual Fund operating expenses	1.67	2.37	2.37	N/A	N/A	N/A	1.37
- Fee waiver or expense reimbursement	.05	None	None	N/A	N/A	N/A	None
= Net annual Fund operating expenses	1.62	2.37	2.37	N/A	N/A	N/A	1.37

* Amount is less than 0.01%.
** Represents the Funds' allocated portion of the expenses of Dryden Core Investment Fund-Taxable Money Market Series (a sweep vehicle).
° Your broker may charge you a separate or additional fee for purchases and sales of shares.
° If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The small balance account fee will also be charged on accounts invested in Class L, M or X shares if applicable (these share classes are currently not offered for sale). The $15 fee will be assessed during the 4th calendar quarter of each year. Any applicable Contingent Deferred Sales Charge (CDSC) on the shares redeemed to pay the fee will be waived. The fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Small Balance Account Fee" in the Statement of Additional Information.
° Investors who purchase $1 million or more of Class A shares or Class L shares and sell these shares within 1 year of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans).
° Class A, B, C and Z shares calculate the CDSC as a percentage of the lower of the original purchase price or sale proceeds. Class L, M, and X shares calculate the CDSC as a precentage of the shares net asset value at the time of purchase.
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase.
° The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares approximately ten years after purchase.
° The Distributor of the Fund has contractually agreed to March 31, 2008 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.
° The management fee rate shown is based on each Fund's average net assets as of the close of each Fund's fiscal year. Each Fund's management fee schedule includes breakpoints which reduce each Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in each Fund's effective management fee. Each Fund's management fee schedule is set forth below:
Jennison Financial Services Fund - .75 of 1% to $1 billion; .70 of 1% over $1 billion.
Jennison Health Sciences Fund - .75 of 1% to $1 billion; .70 of 1% over $1 billion.
Jennison Technology Fund - .75 of 1% to $1 billion; .70 of 1% over $1 billion.

EXAMPLES

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis; approximately eight years after purchase, Class M shares (Jennison Health Sciences Fund only) will automatically convert to Class A shares on a quarterly basis; and approximately ten years after purchase, Class X shares (Jennison Health Sciences Fund only) will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects such conversions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Jennison Financial Services Fund
Class A shares	$696	$1,014	$1,354	$2,311
Class B shares	730	1,009	1,315	2,347
Class C shares	330	709	1,215	2,605
Class Z shares	129	403	697	1,534
Jennison Health Sciences Fund
Class A shares	$665	$917	$1,189	$1,963
Class B shares	697	909	1,147	1,998
Class C shares	297	609	1,047	2,264
Class L shares	713	1,004	1,317	2,200
Class M shares	797	1,009	1,247	2,083
Class X shares	713	753	912	1,352
Class Z shares	96	300	520	1,155
Jennison Technology Fund
Class A shares	$706	$1,043	$1,403	$2,414
Class B shares	740	1,039	1,365	2,451
Class C shares	340	739	1,265	2,706
Class Z shares	139	434	750	1,646

You would pay the following expenses on the same investment if you did not sell your shares:

Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Jennison Financial Services Fund
Class A shares	$696	$1,014	$1,354	$2,311
Class B shares	230	709	1,215	2,347
Class C shares	230	709	1,215	2,605
Class Z shares	129	403	697	1,534
Jennison Health Sciences Fund
Class A shares	$665	$917	$1,189	$1,963
Class B shares	197	609	1,047	1,998
Class C shares	197	609	1,047	2,264
Class L shares	713	1,004	1,317	2,200
Class M shares	197	609	1,047	2,083
Class X shares	113	353	612	1,352
Class Z shares	96	300	520	1,155
Jennison Technology Fund
Class A shares	$706	$1,043	$1,403	$2,414
Class B shares	240	739	1,265	2,451
Class C shares	240	739	1,265	2,706
Class Z shares	139	434	750	1,646

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective is long-term capital appreciation. This means we seek investments whose prices will increase over time. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.

In pursuing each Fund's objective, we normally invest at least 80% of a Fund's investable assets in equity and equity-related securities of companies in its sector. Each Fund considers a company to be principally engaged in a sector if at the time of investment, in the opinion of the investment adviser, at least 50% of a company's assets, revenues or profits on a consolidated basis are derived or (for start-up companies) are expected to be derived from operations in that area.

Jennison Financial Services Fund invests principally in equity and equity-related securities of the following types of banking and financial services companies: monetary authorities, credit institutions, securities and commodity institutions, and related institutions. Companies in these industries also include thrifts, commercial and investment banks, savings institutions (including their parent holding companies), brokerage and advisory firms, commercial and industrial finance companies, diversified financial service companies, leasing companies and insurance companies (including multi-line, property, casualty and life insurance companies, and insurance holding companies).

We're Value Investors
In deciding which stocks to buy for the Jennison Financial Services Fund, we use what is known as a value investment style; that is, we invest in companies selling at a price that we believe is low relative to the company's earnings, assets, cash flow or dividends.

Jennison Health Sciences Fund invests principally in equity and equity-related securities of the following types of health services companies: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. Companies in these industries also include manufacturers of healthcare products, such as biotechnology companies; other providers of healthcare or healthcare-related services, such as assisted living centers and physician practices; HMOs; distributors and retailers of healthcare products; healthcare information-technology suppliers; contract research organizations; and providers of outsourcing or other services to the healthcare industry.

We're Growth Investors
In deciding which stocks to buy for the Jennison Health Sciences Fund, we use what is known as a growth investment style. This means we invest in companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, and what we believe to be strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.

Our Growth Strategy
In managing the Jennison Technology Fund, we look for companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or what we believe to be superior management. We analyze companies using both fundamental and quantitative techniques.

Jennison Technology Fund invests principally in equity and equity-related securities of companies that derive, or that its investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities within the following industries: computers, electronics and electronic equipment. These companies include those that design, manufacture or sell computers, peripheral products, electronic components and systems software, equipment vendors, electronic component manufacturers, contract manufacturers and distributors, and electronic instruments and system vendors. They also include companies that provide media, telecommunication and information services and companies expected to benefit from technological advances and improvements.

Each Fund will invest in equity and equity-related securities, principally common stocks, convertible securities and nonconvertible preferred stocks. In addition, equity-related securities include American Depositary Receipts (ADRs) and S&P Depositary Receipts (SPDRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities. Convertible securities are securities - like bonds, corporate notes and preferred stocks - that we can convert into the company's common stock, the cash value of common stock or some other equity security. We buy only investment-grade convertible securities. We may buy equity and equity-related securities of companies of every size - small-, medium- and large-capitalization.

Each Fund may participate in the initial public offering (IPO) market. Securities purchased in initial public offerings may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a Fund's performance if it has a small asset base. Jennison Health Sciences Fund and Jennison Technology Fund are expected to invest in IPOs to a greater extent than Jennison Financial Services Fund.

Division of Assets

Strategy. To the extent that there is a division of each Fund's assets between the Strategically Managed and Enhanced Index portfolios of each Fund, all daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two portfolios of each Fund as Prudential Investments LLC ("PI," or the "Manager"), the manager of the funds, deems appropriate. A divided portfolio structure will be managed by periodic rebalancing of each portfolio's assets to take account of market fluctuations that may skew the original allocation. As a consequence, the Manager may allocate assets from the portfolio that has appreciated more to the other.

Risks. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each portfolio manager in a divided structure selects portfolio securities independently, it is possible that a security held by one portfolio may also be held by the other portfolio of a Fund. In addition, if one portfolio manager buys a security as the other portfolio manager sells it, the net position of a Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain each Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

For more information, see "Investment Risks" below and the Statement of Additional Information. The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. Each Fund's policy of investing at least 80% of a Fund's investable assets in equity-related securities of U.S. companies in its sector is not fundamental. The Board of Directors of each Fund (the Board) can change investment policies that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Investments in Non-Sector Industries. The Fund may invest in securities of issuers not in its sector. These include equity and equity-related securities, fixed-income instruments (Jennison Financial Services Fund and Jennison Technology Fund only) and money market instruments.

Foreign Securities. The Fund may invest in foreign securities, including money market instruments and other fixed-income securities (Jennison Financial Services Fund and Jennison Technology Fund only), stocks and other equity-related securities. Foreign securities have additional risks. Foreign markets are more volatile than U.S. markets. Changes in currency exchange rates can reduce or increase market performance. We do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities. The ability to choose securities from around the world allows us to pursue potentially higher returns and attempt to decrease Fund risk.

Derivative Strategies. We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures and various types of swaps — involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the Commission).

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Tax-Advantaged Hedging. To protect against price declines in our holdings that have developed large accumulated capital gains, we may use hedging techniques to help reduce taxes, including the purchase of put options on securities held, and financial and stock index futures contracts. Using these techniques rather than selling these securities may reduce exposure to price declines in certain securities without realizing substantial capital gains under current tax law. Our ability to use these strategies as a tax management technique for holdings of appreciated securities is limited - certain hedging transactions must be closed out within 30 days after the end of the taxable year. Our ability to use different tax-management strategies may be limited in the future by market volatility, excessive shareholder redemptions or changes in tax law. We expect that by using various tax management strategies, we may reduce the extent to which you incur taxes on Fund distributions of investment income and net realized gains. Even so, we expect to distribute taxable income or capital gains from time to time.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Fixed-Income Obligations, Including Bonds and Money Market Instruments. Fixed-income obligations include bonds and notes. Jennison Financial Services Fund and Jennison Technology Fund can invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, respectively). Jennison Financial Services Fund and Jennison Technology Fund also may invest in obligations that are not rated, but that we believe to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. The Fund will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service. The Fund uses money market instruments for cash management purposes only.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve our investment objectives, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); purchases shares of affiliated mutual funds (the Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short-term bond funds with a portfolio maturity of three years or less); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

Portfolio Turnover. As a result of the investment policies described above, each Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturity or expiration date at acquisition was one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. The portfolio turnover rates for each Fund are shown in the table below.

Portfolio Turnover Rate (Fiscal Years Ended November 30)
Jennison Financial Services Fund
2006	72%
2005	78%
2004	70%
Jennison Health Sciences Fund
2006	103%
2005	122%
2004	190%
Jennison Technology Fund
2006	76%
2005	125%
2004	181%

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. The investment types are listed in the order in which they normally will be used. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see the SAI.

Equity-related securities (At least 80% of investable assets)
Risks	Potential Rewards

  Individual stocks could lose value.

  The equity markets could go down, resulting in a decline in value of a Fund's investments.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of a Fund's investments.

  Historically, stocks have out performed other investments over the long term.

  Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.

Securities of financial services companies (Jennison Financial Services Fund only) (At least 80% of investable assets)
Risks	Potential Rewards

  Companies in which the Fund invests may be adversely affected by the adoption of legislation that impacts the financial services industry.

  General economic conditions affect companies that face exposure to credit losses and depend on interest rate activity.

  Changes in regulatory environment.

  See risks of equity-related securities above.

  Potential for capital appreciation.

  Improved economic conditions may reduce exposure to credit losses and dependence on interest rate activity.

  As baby boomers approach retirement age, the financial services industry may profit from retirement investing.

Securities of health sciences companies (Jennison Health Sciences Fund only) (At least 80% of investable assets)
Risks	Potential Rewards

  Issuers are often subject to government regulation and approval, which could suddenly and negatively affect the price and availability of their products or services.

  Product cycle may be volatile.

  Products and services may quickly become obsolete.

  Products may be withdrawn for safety reasons.

  See risks of equity-related securities above.

  Potential for capital appreciation.

  New products or services may reap profits from rendering others obsolete.

  Technological advances in healthcare products and services may produce more effective and more profitable therapies for unmet medical needs.

  The aging of the population and the industrialization of emerging markets may increase demand for healthcare products and services.

  The healthcare industry enjoys demand that is relatively insensitive to the ups and downs of the business cycle.

Securities of technology companies (Jennison Technology Fund only) (At least 80% of investable assets)
Risks	Potential Rewards

  Products and services may quickly become obsolete.

  Dependence on global markets.

  Companies with electronic products are subject to intense competition.

  Securities of companies with emerging concepts may be more volatile due to their limited product lines, markets or financial resources.

  See risks of equity-related securities above.

Potential for capital appreciation. New products or services may reap profits from rendering others obsolete.

Derivatives (Percentage varies; usually less than 10%)
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund’s risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Foreign Securities (up to 35% of total assets)
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund’s investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies
  (non-U.S. dollar denominated securities).

  Opportunities for diversification.

Short Sales (up to 20% of net assets; usually no more than 10% of total assets in uncovered short sales)
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Short sales pose the risk of potentially unlimited loss.

  Short sales “against the box” give up the opportunity for capital appreciation in the security. Short sales "against the box" are not subject to the 25% of net assets limitation.

May magnify underlying investment gains.

Fixed-income obligations (up to 10%; usually less than 5%);(Jennison Financial Services Fund and Jennison Technology Fund only)
Risks	Potential Rewards

  The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.

  Credit risk - the risk that the default of an issuer would leave the Fund with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  Most bonds will rise in value when interest rates fall.

  Bonds have generally outperformed money market instruments over the long term, with less risk than stocks.

  Regular interest income.

  Investment-grade bonds have a lower risk of default than junk bonds.

  Principal and interest on government securities may be guaranteed by the issuing government.

  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends.

Illiquid Securities (up to 15% of net assets)
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

Money market instruments (up to 20% under normal circumstances; up to 100% on a temporary basis)
Risks	Potential Rewards

  Limits the Fund’s potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond’s insurer.

May preserve the Fund’s assets.

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Funds are overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Funds' officers, who conduct and supervise the daily business operations of the Funds.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Funds, PI manages the Funds' investment operations and administers its business affairs and is responsible for supervising the Funds' investment subadviser. For the fiscal year ended November 30, 2006, the Funds paid PI management fees of .75 of 1% of the Funds' average daily net assets for all share classes.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2006, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $106.6 billion.

Subject to the supervision of the Board, Pl is responsible for conducting the initial review of prospective investment subadvisers for the Funds. In evaluating a prospective investment subadviser, Pl considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Funds' investment subadviser(s).

Pl and the Funds operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits Pl to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Funds still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Funds will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Directors' approvals of the Fund's management and subadvisory agreement(s) is available in the Fund's annual report to shareholders (for agreements approved during the six month period ended November 30) and in the Fund's semi-annual report to shareholders (for agreements approved during the six month period ended May 31).

INVESTMENT SUBADVISER

Jennison Associates LLC (Jennison) is the Funds' investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended November 30, 2006, PI paid Jennison fees of 0.375%, 0.273% and 0.375% of the Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively, average daily net assets. As of December 31, 2006, Jennison managed in excess of $77 billion in assests. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

Jennison has served as an investment adviser to the Jennison Financial Services Fund since May 2000, the Jennison Technology Fund since August 2000 and the Jennison Health Sciences Fund since its inception in June 1999.

PORTFOLIO MANAGERS

Jennison Financial Services Fund

Andrew M. Tucker, CFA, and Michael A. Del Balso are the portfolio managers of the Fund. Mr. Tucker generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Andrew M. Tucker is a Managing Director of Jennison. Mr. Tucker joined Jennison in September 1997 after five years with the Wachovia Bank of North Carolina. During his tenure at Wachovia, he served as an equity analyst and a portfolio manager responsible for over $450 million in assets in the basic materials and finance sector. Prior to that, Mr. Tucker was a credit officer overseeing a portfolio of corporate loans with over $1 billion in total credit exposure. He began his career as a financial analyst in Wachovia's mergers and acquisitions group. Mr. Tucker received his B.S. magna cum laude in Business Administration from Washington and Lee University in 1992. He has managed the Fund since June 2002.

Michael A. Del Balso joined Jennison in May 1972 and is Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since May 2003.

Jennison Health Sciences Fund

David Chan, CFA, and Michael A. Del Balso are the portfolio managers of the Fund. Mr. Chan generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David Chan is a Managing Director of Jennison. Prior to joining Jennison in May 1992, he was employed with the Boston Consulting Group, where he was a team leader and consultant on projects in a wide variety of industries, including a special focus in the healthcare area. He received a B.A. in Biochemistry from Harvard University in 1983 and his M.B.A. from Columbia University Graduate School of Business in 1989. He has managed the Fund since its inception in June 1999.

Michael A. Del Balso has managed the Fund since October 2000. Mr. Del Balso's biographical information is presented above under "Jennison Financial Services Fund."

Jennison Technology Fund

John P. Mullman, CFA, Gregory Tuorto and Benjamin F. Bryan, CFA, are the portfolio managers of the Fund and have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Fund since August 2005.

Gregory Tuorto is a Managing Director of Jennison. Prior to joining Jennison in May 2005, he was a Portfolio Manager and Analyst at Guardian Park Avenue Funds for three years. His responsibilities included co-managing the Small Cap Core Fund and covering technology for the small and mid cap funds. Prior to that, Mr. Tuorto was a Senior Managing Analyst at The Dreyfus Corporation where he was responsible for technology research across all industry groups, focusing his efforts on the small and mid cap products. Mr. Tuorto was also an Analyst and Co-Portfolio Manager covering the technology, health care and industrial sectors at Toqueville Asset Management from 1996 to 2000. He was also a financial analyst at Bankers Trust Company from 1993 to 1996. He earned his B.A. in Finance from Catholic University in 1993 and his M.B.A. from Monmouth University in 1998. He has managed the Fund since August 2005.

Benjamin F. Bryan is a Managing Director of Jennison. From 1997 until joining Jennison in October 2000, he was with Prudential, first as a trader for the Prudential Individually Managed Accounts group and then with Prudential's U.S. emerging growth equity team. As a member of Jennison's equity research team, Mr. Bryan currently focuses primarily on small to mid -cap growth stocks. He earned his B.S. from the State University of New York College at Oswego, School of Business in 1995. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Fund since August 2005.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Additional information about the portfolio managers, their compensation, other accounts that they manage and ownership of Fund securities may be found in the SAI.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. American Skandia Marketing, Inc. (ASMI) and PIMS (collectively the Distributors) are co-distributors of the Fund's Class M and Class X shares. The Fund has Distribution and Service Plans (the Plans) under Rule12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, the Distributors, as applicable, pay the expenses of distributing, the shares of all share classes for the Fund. The Distributors, as applicable, also provide certain shareholder support services. The Fund pays distribution and other fees to the Distributors, as applicable, as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class L, Class M and Class X shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, .50%, 1% and 1%, respectively.

Because these fees are paid from the Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is described in the Funds' Statement of Additional Information and on the Funds' website at www.jennisondryden.com.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011, is generally taxed at rates of up to 15% with respect to noncorporate U.S. shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

The chart below sets forth the frequency of dividend and capital gains distributions to shareholders.

Fund Distribution Schedule - Jennison Financial Services Fund
Dividends	Annually
Long-term Capital Gains	Annually
Short-term Capital Gains	Annually
Jennison Health Sciences Fund
Dividends	Annually
Long-term Capital Gains	Annually
Short-term Capital Gains	Annually
Jennison Technology Fund
Dividends	Annually
Long-term Capital Gains	Annually
Short-term Capital Gains	Annually

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Series LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

State Taxes
Certain states exempt from state income tax income dividends from mutual funds primarily invested in U.S. Government securities. Consult your personal tax advisor for restrictions and details.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M and Class X Shares

You will not have a federal tax gain or loss when Class B, Class M and Class X shares of a Fund automatically convert into Class A shares - which happens automatically approximately seven, eight or ten years, respectively, after purchase - because it does not involve an actual sale of your Class B, Class M and Class X shares. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M and Class X Shares Convert to Class A Shares" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy shares of the Fund, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Fund's Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Fund are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of each Fund, but Class Z shares are available only to limited groups of investors. Class L, Class M and Class X shares are offered only by Jennison Health Sciences Fund, are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden Funds. In addition, shares of Jennison Health Sciences Fund are offered only to existing investors in Jennison Health Sciences Fund through dividend reinvestment and exchange from other Strategic Partners and JennisonDryden Funds.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares. When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  Because Class Z and R shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z or Class R shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use this chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B	Class C	Class L	Class M	Class X	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	$2,500	$1,000	$1,000	None
Minimum amount for subsequent purchases	$100	$100	$100	$100	$100	$100	None
Maximum initial sales charge	5.50% of the public offering price	None	None	5.75% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC)	1%	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% on sales made within 12 months of purchase	1%	6%(Yr.1) 5%(Yr.2) 4%(Yr.3) 3%(Yr.4) 2%(Yr.5) 2%(Yr.6) 1%(Yr.7) 0%(Yr.8)	6%(Yr.1) 5%(Yr.2) 4%(Yr.3) 4%(Yr.4) 3%(Yr.5) 2%(Yr.6) 2%(Yr.7) 1%(Yr.8) 0%(Yr.9) 0%(Yr.10)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	1%	.50 of 1%	1%	1%	None

Notes to Share Class Comparison Table:

° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan ("AIP") is $50. The minimum initial investment for retirement accounts and custodial accounts for minors is $1000, and subsequent investments through newly-established AIP accounts must be at least $1,200 annually.
° If the value of your Class A, Class B, Class C, Class L, Class M, Class X or Class Z account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares--Small Balance Account Fee" in the Statement of Additional Information.
° Class L, Class M and Class X shares are are closed to new initial purchases. Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares or Class L shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares and .75 of 1% for Class B and Class C shares.
° With respect to Class L and Class M shares, the service fee is up to .25 of 1% of the Fund's Class L, Class M and Class X shares, respectively. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M and Class X shares, is up to 1% (including the .25 of 1% service fee).
°The Distributor has contractually agreed until March 31, 2008 to reduce its distribution and service (12b-1) fees for Class A shares shares to .25 of 1% of the average daily net assets of the Class A shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,00 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer allowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (Net Asset Value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, X and Z shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden and Strategic Partners funds.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multiemployer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at net asset value for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment subadvisers of the JennisonDryden or Strategic Partners mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the IRA account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge.
The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Class B, Class M, and Class X Shares Automatically Convert to Class A Shares
 If you buy Class B shares and hold them for approximately seven years, or if you buy Class M shares and hold them for approximately eight years or if you acquire Class X shares and hold them for ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M or Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M or Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z Shares at the time of purchase.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund(s));

  Prudential, with an investment of $10 million or more; and

  Qualified state tuition programs (529 plans).

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial services firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policy.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B, Class C, Class F, Class L, Class M and Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 7 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Class A	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class B	5%	4%	3%	2%	1%	1%	N/A	N/A	N/A
Class C	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
Class X	6%	5%	4%	4%	3%	2%	2%	1%	N/A

Notes to CDSC Table:

° No CDSC is payable for any share class for the ninth year after purchase and any following year.
° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC if you purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase.
° No CDSC is applicable to Class Z shares.

Contingent Deferred Sales Charge (CDSC)

  If you sell Class B shares within six years of purchase, Class C shares within 12 months of purchase, Class M shares within seven years of purchase or Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year. The CDSC for Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For Class L, Class M and Class X shares the CDSC is calculated based on the shares' NAV at the time of purchase. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M and Class X Shares
The CDSC will be waived if the Class B, Class M and Class X shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds-if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you cannot exchange Class A shares for Class B, Class C, Class L, Class M, Class R, Class X or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares that were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class A, Class B, Class C, Class L, Class M or Class X shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate each Fund's financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of each Fund's annual report, along with each Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

For the fiscal years ended November 30, 2006, 2005 and 2004, the financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to November 30, 2004 were audited by another independent registered public accounting firm whose report was unqualified.

JENNISON FINANCIAL SERVICES FUND CLASS A SHARES

Class A Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005	2004	2003	2002
Net asset value, beginning of year	$13.11	$13.47	$11.88	$10.58	$11.92
Income (loss) from investment operations:
Net investment income	.07	.04	.11	.08	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.25	.98	1.62	1.60	(.76)
Total from investment operations	2.32	1.02	1.73	1.68	(.72)
Less dividends and distributions:
Dividends from net investment income	-	(.11)	(.08)	-	-
Distributions from net realized gains	(2.82)	(1.27)	(.06)	(.38)	(.62)
Total dividends and distributions	(2.82)	(1.38)	(.14)	(.38)	(.62)
Net asset value, end of year	$12.61	$13.11	$13.47	$11.88	$10.58
Total return(b)	18.92%	8.31%	14.73%	16.61%	(6.42)%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$51,492	$28,162	$28,110	$27,092	$27,084
Average net assets (000)	$34,156	$28,833	$27,955	$25,604	$32,778
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.52%	1.56%	1.49%	1.57%	1.50%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.31%	1.24%	1.32%	1.25%
Net investment income	.52%	.31%	.81%	.74%	.28%
For Class A, B, C and Z shares:
Portfolio turnover rate	72%	78%	70%	93%	65%

(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c) The Distributor of the Fund has contractually agreed until March 31, 2008 to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

JENNISON FINANCIAL SERVICES FUND CLASS B SHARES

Class B Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005	2004	2003	2002
Net asset value, beginning of year	$12.74	$13.11	$11.57	$10.39	$11.80
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.06)	.01	(b)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.18	.97	1.59	1.56	(.73)
Total from investment operations	2.13	.91	1.60	1.56	(.79)
Less dividends and distributions:
Dividends from net investment income	-	(.01)	-	-	-
Distributions from net realized gains	(2.82)	(1.27)	(.06)	(.38)	(.62)
Total dividends and distributions	(2.82)	(1.28)	(.06)	(.38)	(.62)
Net asset value, end of year	$12.05	$12.74	$13.11	$11.57	$10.39
Total return(c)	18.01%	7.46%	13.90%	15.73%	(7.11)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$33,682	$53,329	$64,021	$68,888	$70,132
Average net assets (000)	$47,402	$58,311	$67,014	$65,823	$83,029
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees	2.27%	2.31%	2.24%	2.32%	2.25%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.31%	1.24%	1.32%	1.25%
Net investment income (loss)	(.40)%	(.44)%	.05%	(.01)%	(.47)%

(a) Calculated based on average shares outstanding during the year.
(b) Less than ($0.005).
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

JENNISON FINANCIAL SERVICES FUND CLASS C SHARES

Class C Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005	2004	2003	2002
Net asset value, beginning of year	$12.74	$13.11	$11.57	$10.39	$11.80
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.06)	-(b)	-(b)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.18	.97	1.60	1.56	(.73)
Total from investment operations	2.13	.91	1.60	1.56	(.79)
Less dividends and distributions:
Dividends from net investment income	-	(.01)	-	-	-
Distributions from net realized gains	(2.82)	(1.27)	(.06)	(.38)	(.62)
Total dividends and distributions	(2.82)	(1.28)	(.06)	(.38)	(.62)
Net asset value, end of year	$12.05	$12.74	$13.11	$11.57	$10.39
Total return(c)	18.01%	7.46%	13.90%	15.73%	(7.11)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$22,375	$21,475	$25,480	$28,820	$30,937
Average net assets (000)	$21,359	$23,086	$27,402	$28,204	$38,005
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees	2.27%	2.31%	2.24%	2.32%	2.25%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.31%	1.24%	1.32%	1.25%
Net investment income (loss)	(.40)%	(.44)%	.04%	(.02)%	(.47)

(a) Calculated based on average shares outstanding during the year.
(b) Less than ($0.005).
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

JENNISON FINANCIAL SERVICES FUND CLASS Z SHARES

Class Z Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005	2004	2003	2002
Net asset value, beginning of year	$13.22	$13.57	$11.98	$10.63	$11.95
Income (loss) from investment operations:
Net investment income	.09	.08	.17	.11	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28	.99	1.59	1.62	(.78)
Total from investment operations	2.37	1.07	1.76	1.73	(.70)
Less dividends and distributions:
Dividends from net investment income	-	(.15)	(.11)	-	-
Distributions from net realized gains	(2.82)	(1.27)	(.06)	(.38)	(.62)
Total dividends and distributions	(2.82)	(1.42)	(.17)	(.38)	(.62)
Net asset value, end of year	$12.77	$13.22	$13.57	$11.98	$10.63
Total return(b)	19.16%	8.61%	14.90%	17.02%	(6.22)%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$3,855	$2,914	$3,241	$7,007	$8,131
Average net assets (000)	$3,452	$2,902	$3,877	$6,851	$11,031
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees	1.27%	1.31%	1.24%	1.32%	1.25%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.31%	1.24%	1.32%	1.25%
Net investment income	.71%	.57%	1.05%	.98%	.52%

(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

JENNISON HEALTH SCIENCES FUND CLASS A SHARES

Class A Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005(a)	2004	2003	2002
Net asset value, beginning of year	$19.89	$17.77	$13.93	$10.78	$15.62
Income (loss) from investment operations:
Net investment loss	(.12)	(.12)	(.12)	(.09)	(.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.44	4.87	3.96	3.24	(3.99)
Total from investment operations	2.32	4.75	3.84	3.15	(4.03)
Less dividends and distributions:
Dividends from net investment income	-(b)	-	-	-	-
Distributions from net realized gains	(1.51)	(2.63)	-	-	(.81)
Total dividends and distributions	(1.51)	(2.63)	-	-	(.81)
Net asset value, end of year	$20.70	$19.89	$17.77	$13.93	$10.78
Total return(c)	11.77%	28.97%	27.57%	29.22%	(27.09)%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$322,359	$345,987	$110,644	$71,249	$54,246
Average net assets (000)	$326,042	$221,195	$89,310	$62,783	$72,143
Ratios to average net assets:
Expenses, including distribution fees and service (12b-1) fees(d)	1.19%	1.17%	1.30%	1.42%	1.37%
Expenses, excluding distribution fees and service (12b-1) fees	.94%	.92%	1.05%	1.17%	1.12%
Net investment loss	(.57)%	(.63)%	(.81)%	(.73)%	(.48)%
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover rate	103%	122%	190%	192%	116%

(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.
(c) The distributor agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

JENNISON HEALTH SCIENCES FUND CLASS B SHARES

Class B Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005(a)	2004	2003	2002
Net asset value, beginning of year	$18.75	$17.00	$13.42	$10.47	$15.30
Income (loss) from investment operations:
Net investment loss	(.26)	(.25)	(.26)	(.20)	(.17)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.28	4.63	3.84	3.15	(3.85)
Total from investment operations	2.02	4.38	3.58	2.95	(4.02)
Less dividends and distributions:
Dividends from net investment income	-(b)	-	-	-	-
Distributions from net realized gains	(1.51)	(2.63)	-	-	(.81)
Total dividends and distributions	(1.51)	(2.63)	-	-	(.81)
Net asset value, end of year	$19.26	$18.75	$17.00	$13.42	$10.47
Total return(c)	10.93%	27.96%	26.68%	28.18%	(27.62)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$148,199	$215,540	$172,722	$148,077	$129,568
Average net assets (000)	$197,906	$194,088	$168,691	$137,866	$164,481
Ratios to average net assets:
Expenses,including distribution fees and service (12b-1) fees	1.94%	1.92%	2.05%	2.17%	2.12%
Expenses, excluding distribution fees and service (12b-1) fees	.94%	.92%	1.05%	1.17%	1.12%
Net investment loss	(1.32)%	(1.40)%	(1.56)%	(1.47)%	(1.23)%

(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.

JENNISON HEALTH SCIENCES FUND CLASS C SHARES

Class C Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005(a)	2004	2003	2002
Net asset value, beginning of year	$18.75	$17.00	$13.42	$10.47	$15.30
Income (loss) from investment operations:
Net investment loss	(.26)	(.25)	(.25)	(.21)	(.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.28	4.63	3.83	3.16	(3.84)
Total from investment operations	2.02	4.38	3.58	2.95	(4.02)
Less dividends and distributions:
Dividends from net investment income	-(b)	-	-	-	-
Distributions from net realized gains	(1.51)	(2.63)	-	-	(.81)
Total dividends and distributions	(1.51)	(2.63)	-	-	(.81)
Net asset value, end of year	$19.26	$18.75	$17.00	$13.42	$10.47
Total return(c)	10.94%	27.96%	26.68%	28.18%	(27.62)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$122,682	$126,199	$62,754	$52,212	$47,750
Average net assets (000)	$126,473	$90,186	$58,455	$49,357	$63,423
Ratios to average net assets:
Expenses,including distribution fees and service (12b-1) fees	1.94%	1.92%	2.05%	2.17%	2.12%
Expenses, excluding distribution fees and service (12b-1) fees	.94%	.92%	1.05%	1.17%	1.12%
Net investment loss	(1.32)%	(1.38)%	(1.56)%	(1.47)%	(1.23)%

(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.

JENNISON HEALTH SCIENCES FUND CLASS L SHARES

Class L Shares (fiscal years ended 11-30)
Per Share Operating Performance:	2006(b)	2005(a)(b)
Net Asset Value, Beginning of Period	$19.90	$20.36
Income (loss) from investment operations
Net investment loss	(.17)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	(.45)
Total from investment operations	2.25	(.46)
Less dividends and distributions:
Dividends from net investment income	-(c)	-
Distributions from net realized gains	(1.51)	-
Total dividends and distributions	(1.51)	-
Net asset value, end of period	$20.64	$19.90
Total Return(d)	11.52%	(2.26%)

Ratios/Supplemental Data:	2006	2005
Net assets, end of period (000)	$2,639	$3,022
Average net assets (000)	$2,833	$3,061
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.44%	1.42%(e)
Expenses, excluding distribution and service (12b-1) fees	.94%	.92%(e)
Net investment loss	(.82)%	(3.36)%(e)

(a) Inception date of Class L shares is November 25, 2005.
(b) Calculated based upon average shares outstanding during the period.
(c) Less than ($0.005).
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(e) Annualized.

JENNISON HEALTH SCIENCES FUND CLASS M SHARES

Class M Shares (fiscal years ended 11-30)
Per Share Operating Performance:	2006(b)	2005(a)(b)
Net Asset Value, Beginning of Period	$18.75	$19.19
Income (loss) from investment operations:
Net investment loss	(.26)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28	(.43)
Total from investment operations	2.02	(.44)
Less dividends and distributions:
Dividends from net investment income	-(c)	-
Distributions from net realized gains	(1.51)	-
Total dividends and distributions	(1.51)	-
Net asset value, end of period	$19.26	$18.75
Total Return(d)	10.93%	(2.29%)

Ratios/Supplemental Data:	2006	2005
Net assets, end of period (000)	$6,423	$8,775
Average Net assets (000)	$7,866	$8,856
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.94%	1.92%(e)
Expenses, excluding distribution and service (12b-1) fees	.94%	.92%(e)
Net investment loss	(1.32)%	(3.88%)(e)

(a) Inception date of Class M shares is November 25, 2005.
(b) Calculated based upon average shares outstanding during the period.
(c) Less than ($0.005).
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(e) Annualized.

JENNISON HEALTH SCIENCES FUND CLASS X SHARES

Class X Shares (fiscal years ended 11-30)
Per Share Operating Performance:	2006(b)	2005(a)(b)
Net Asset Value, Beginning of Period	$18.75	$19.19
Income (loss) from investment operations:
Net investment loss	(.10)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.24	(.43)
Total from investment operations	2.14	(.44)
Less dividends and distributions:
Dividends from net investment income	-(c)	-
Distributions from net realized gains	(1.51)	-
Total dividends and distributions	(1.51)	-
Net asset value, end of period	$19.38	$18.75
Total return(d)	11.58%	(2.29%)

Ratios/Supplemental Data:	2006	2005
Net assets, end of period (000)	$1,165	$1,432
Average net assets (000)	$1,271	$1,448
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.11%(e)	1.92%(f)
Expenses, excluding distribution and service (12b-1) fees	.94%	.92%(f)
Net investment loss	(.52)%	(3.87%)(f)

(a) Inception date of Class X shares is November 25, 2005.
(b) Calculated based upon average shares outstanding during the period.
(c) Less than ($0.005).
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(e) 12b-1 charge on Class X discontinued on 2/1/06.
(f) Annualized.

JENNISON HEALTH SCIENCES FUND CLASS Z SHARES

Class Z Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005(a)	2004	2003	2002
Net asset value, beginning of year	$20.32	$18.06	$14.11	$10.90	$15.74
Income (loss) from investment operations:
Net investment loss	(.07)	(.06)	(.07)	(.01)	-(b)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.49	4.95	4.02	3.22	(4.03)
Total from investment operations	2.42	4.89	3.95	3.21	(4.03)
Less dividends and distributions:
Dividends from net investment income	-(b)	-	-	-	-
Distributions from net realized gains	(1.51)	(2.63)	-	-	(.81)
Total dividends and distributions	(1.51)	(2.63)	-	-	(.81)
Net asset value, end of year	$21.23	$20.32	$18.06	$14.11	$10.90
Total return(c)	12.07%	29.26%	27.99%	29.45%	(26.88)%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$297,938	$257,206	$29,046	$21,607	$19,106
Average net assets (000)	$279,795	$147,905	$19,846	$18,671	$24,447
Ratios to average net assets:
Expenses, including distribution fees and service (12b-1) fees	.94%	.92%	1.05%	1.17%	1.12%
Expenses, excluding distribution fees and service (12b-1) fees	.94%	.92%	1.05%	1.17%	1.12%
Net investment loss	(.33)%	(.34)%	(.57)%	(.48)%	(.23)%

(a) Based on average shares outstanding during the year.
(b) Less than ($0.005).
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

JENNISON TECHNOLOGY FUND CLASS A SHARES

Class A Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005	2004	2003	2002
Net asset value, beginning of year	$7.99	$6.92	$6.74	$5.15	$7.07
Income (loss) from investment operations:
Net investment loss	(.08)	(.11)	(.08)	(.09)	(.10)
Net realized and unrealized gain (loss) on investment transactions	.60	1.18	.26	1.68	(1.82)
Total from investment operations	.52	1.07	.18	1.59	(1.92)
Net asset value, end of year	$8.51	$7.99	$6.92	$6.74	$5.15
Total Return (b)	6.51%	15.46%	2.67%	30.87%	(27.16)%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$62,455	$51,013	$45,559	$51,747	$43,808
Average net assets (000)	$53,005	$44,652	$46,601	$42,894	$54,459
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.62%	1.83%	1.58%	1.86%	1.86%
Expenses, excluding distribution and service (12b-1) fees	1.37%	1.58%	1.33%	1.61%	1.61%
Net investment loss	(.96)%	(1.56)%	(1.20)%	(1.59)%	(1.57)%
For Class A, B, C and Z shares:
Portfolio turnover rate	76%	125%	181%	188%	164%

(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.
(c) The distributor agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

JENNISON TECHNOLOGY FUND CLASS B SHARES

Class B Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005	2004	2003	2002
Net asset value, beginning of year	$7.61	$6.65	$6.52	$5.01	$6.94
Income (loss) from investment operations:
Net investment loss	(.13)	(.18)	(.14)	(.13)	(.15)
Net realized and unrealized gain (loss) on investment transactions	.57	1.14	.27	1.64	(1.78)
Total from investment operations	.44	.96	.13	1.51	(1.93)
Net asset value, end of year	$8.05	$7.61	$6.65	$6.52	$5.01
Total return(b)	5.78%	14.44%	1.99%	30.14%	(27.81)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$41,569	$66,576	$77,752	$92,163	$80,613
Average net assets (000)	$57,521	$67,669	$80,941	$77,751	$101,549
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.37%	2.58%	2.33%	2.61%	2.61%
Expenses, excluding distribution and service (12b-1) fees	1.37%	1.58%	1.33%	1.61%	1.61%
Net investment loss	(1.68)%	(2.30)%	(1.95)%	(2.35)%	(2.32)%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.

JENNISON TECHNOLOGY FUND CLASS C SHARES

Class C Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005	2004	2003	2002
Net asset value, beginning of year	$7.61	$6.65	$6.52	$5.01	$6.94
Income (loss) from investment operations:
Net investment loss	(.13)	(.18)	(.14)	(.13)	(.15)
Net realized and unrealized gain (loss) on investment transactions	.57	1.14	.27	1.64	(1.78)
Total from investment operations	.44	.96	.13	1.51	(1.93)
Net asset value, end of year	$8.05	$7.61	$6.65	$6.52	$5.01
Total return(b)	5.78%	14.44%	1.99%	30.14%	(27.81)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$19,480	$22,419	$26,004	$32,234	$28,710
Average net assets (000)	$20,795	$22,619	$27,655	$27,519	$36,790
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.37%	2.58%	2.33%	2.61%	2.61%
Expenses, excluding distribution and service (12b-1) fees	1.37%	1.58%	1.33%	1.61%	1.61%
Net investment loss	(1.68)%	(2.30)%	(1.96)%	(2.35)%	(2.31)%

(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.

JENNISON TECHNOLOGY FUND CLASS Z SHARES

Class Z Shares (fiscal years ended 11-30)
Per Share Operating Performance	2006(a)	2005	2004	2003	2002
Net asset value, beginning of year	$8.12	$7.02	$6.82	$5.20	$7.12
Income (loss) from investment operations:
Net investment loss	(.06)	(.07)	(.07)	(.06)	(.08)
Net realized and unrealized gain (loss) on investment transactions	.61	1.17	.27	1.68	(1.84)
Total from investment operations	.55	1.10	.20	1.62	(1.92)
Net asset value, end of year	$8.67	$8.12	$7.02	$6.82	$5.20
Total return(b)	6.77%	15.67%	2.93%	31.15%	(26.97)%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$5,793	$4,169	$6,367	$7,478	$5,906
Average net assets (000)	$5,295	$4,554	$6,738	$5,030	$7,193
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.37%	1.58%	1.33%	1.61%	1.61%
Expenses, excluding distribution and service (12b-1) fees	1.37%	1.58%	1.33%	1.61%	1.61%
Net investment loss	(.71)%	(1.30)%	(.95)%	(1.28)%	(1.32)%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.

Jennison Financial Services Fund
Share Class	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	476294103	476294202	476294301	476294400

Jennison Health Sciences Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	-	-	-	PHSZX
CUSIP	476294509	476294608	476294707	476294798	476294780	476294772	476294806

Jennison Technology Fund
Share Class	A	B	C	Z
NASDAQ	PTYAX	PTYBX	PTYCX	PTFZX
CUSIP	476294889	476294871	476294863	476294855

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 8098 Philadelphia, PA 19176 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 8310 Philadelphia, PA 19176 TELEPHONE (800) 778-8769

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 I Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

MF188A	Investment Company Act File No. 811-3175

Jennison Utility Fund

JANUARY 31, 2007	PROSPECTUS

FUND TYPE

Sector stock

OBJECTIVE

Total return through a combination of capital appreciation and current income

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
4	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
8	FEES AND EXPENSES
10	EXAMPLES
11	HOW THE FUND INVESTS
11	INVESTMENT OBJECTIVES AND POLICIES
12	OTHER INVESTMENTS AND STRATEGIES
16	INVESTMENT RISKS
22	HOW THE FUND IS MANAGED
22	BOARD OF DIRECTORS
22	MANAGER
23	INVESTMENT SUBADVISER
23	PORTFOLIO MANAGERS
24	DISTRIBUTOR
24	DISCLOSURE OF PORTFOLIO HOLDINGS
25	FUND DISTRIBUTIONS AND TAX ISSUES
25	DISTRIBUTIONS
26	TAX ISSUES
27	IF YOU SELL OR EXCHANGE YOUR SHARES
29	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
29	HOW TO BUY SHARES
42	HOW TO SELL YOUR SHARES
45	HOW TO EXCHANGE YOUR SHARES
49	FINANCIAL HIGHLIGHTS
49	INTRODUCTION
50	CLASS A SHARES
51	CLASS B SHARES
52	CLASS C SHARES
53	CLASS R SHARES
54	CLASS Z SHARES
Back Cover

RISK/RETURN SUMMARY

ABOUT THE FUND

This section highlights key information about the Jennison Utility Fund, which we refer to as the "Fund." The Fund is a series of Jennison Sector Funds, Inc., which we refer to as the "Company". To obtain information about the three other series of the Company, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund which are offered pursuant to a separate prospectus, see the back cover of this prospectus. Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our investment objective is total return through a combination of capital appreciation and current income. This means that we seek investments whose price will increase as well as pay the Fund dividends and other income. We normally invest at least 80% of the Fund's investable assets in equity and equity-related and investment-grade debt securities of utility companies. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name. Utility companies, based on the Global Industry Classification Standard (GICS) industry classifications, as they may be amended from time to time, include electric utilities, gas utilities, water utilities, multi-utilities, independent power producers, diversified telecommunication services, wireless telecommunication services, transportation infrastructure, energy equipment and services and oil, gas and consumable fuels. Some of these securities are issued by foreign companies. We may invest more than 5% of the Fund's assets in any one issuer. The Fund participates in the initial public offering (IPO) market.

While we make every effort to achieve our objective, we can't guarantee success.

We're Value Investors

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company's earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. In addition to the risks described herein, there is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Sector Risk. The Fund is subject to risks of the utility industry, such as inflation and regulatory changes, because it concentrates its investments in utility securities. Since the Fund is a sector fund, its holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance indexes.

Stock Risk. The price of a particular stock a Fund owns could go down, or pay lower-than-expected dividends.

Market Risk. The possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Stock markets are volatile.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.

Derivatives Risk. The value of certain derivatives that are used to manage cash flows or to hedge a portfolio security are generally determined independently from that security and could result in a loss to the Series when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security. Derivatives may not have the intended effects and may result in losses or missed opportunities and counterparties could default.

Foreign Market Risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Foreign Securities Risk. Foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance.

Currency Risk. Adverse changes in the values of foreign securities can cause losses (non-U.S. dollar denominated securities).

Non-Diversification Risk. As a nondiversified fund, the Fund may invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.

For more detailed information about the risks associated with the Fund, see "How the Fund Invests - Investment Risks."

There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Annual Total Returns % (Class B shares) 1

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 20.07%	WORST QUARTER: -19.98%
(2nd quarter of 2003)	(3rd quarter of 2002)

Average Annual Total Returns % (as of 12-31-06)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	20.04	14.77	12.44	-
Class C shares	25.04	15.19	12.23	-
Class R shares	N/A	N/A	N/A	9.47	(8/22/06)
Class Z shares	27.26	16.33	13.35	-

Class B Shares %
Return Before Taxes	21.11	15.08	12.24	-
Return After Taxes on Distributions	16.82	13.85	10.21	-
Return After Taxes on Distributions and Sale of Fund Shares	18.51	13.02	9.93	-

Index % (reflects no deduction for fees expenses or taxes)
S&P 500 Index	15.78	6.18	8.42	-
S&P Utility TR Index	20.99	9.20	8.24	-
Lipper Utility Funds Average	25.50	10.97	10.21	-

Notes to Average Annual Returns Table

° Inception date returns are provided for any share class with less that 10 calendar years of returns.
° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares and a fee waiver at 0.25% for Class R shares, the returns for Class A and Class R shares would have been lower.
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The Standard Poor's 500 Composite Stock Price Index (S&P 500) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how U.S. stock prices have performed. These returns do not include the effects of any sales charges, or operating expenses of a mutual fund, or taxes. Returns would be lower if they included the effects of these expenses. S&P 500 returns since the inception is 31.08% for Class R shares. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class R shares. Source: Lipper Inc.
° The Standard Poor's Utility Total Return Index (S&P Utility TR) is an unmanaged, market capitalization-weighted index representing three utility groups and, within the three groups, forty-three of the largest utility companies listed on the New York Stock Exchange, including twenty-three electric power companies, twelve natural gas distributors and eight telephone companies. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes, which would lower the returns. S&P Utility TR returns since the inception is 23.67% for Class R shares. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class R shares. Source: Lipper Inc.
° The Lipper Average is unmanaged and is based on the average return of all mutual funds in the Lipper Utility Funds category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares. The Lipper Average does not include the effects of any sales charges or taxes which would lower the returns. Lipper returns since the inception is 32.59% for Class R shares. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class R shares. Source: Lipper Inc.

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fees	None	None	None	None	None
Exchange fee	None	None	None	None	None
Small balance account fee	$15	$15	$15	None	None

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.41	.41	.41	.41	.41
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.11	.11	.11	.11	.11
+ Acquired Fund Fees & Expenses**	-*	-*	-*	-*	-*
= Total annual Fund operating expenses	.82	1.52	1.52	1.27	.52
- Fee waiver or expense reimbursement	(.05)	None	None	(.25)	None
= Net annual Fund operating expenses	.77	1.52	1.52	1.02	.52

Notes to Fees and Expenses Tables

* Amount is less than .01%.
** Represents the Fund's allocated portion of the expenses of the Dryden Core Investment Fund - Taxable Money Market Series (a sweep vehicle).
° Your broker may charge you a separate or additional fee for purchases and sales of shares.
° If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 fee will be assessed during the 4th calendar quarter of each year. Any applicable Contingent Deferred Sales Charge (CDSC) on the shares redeemed to pay the fee will be waived. The fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Small Balance Account Fee" in the Statement of Additional Information.
° Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.
° Class A, B, and C shares calculate the CDSC as a percentage of the lower of the original purchase price or sale proceeds.
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The Distributor of the Fund has contractually agreed to March 31, 2008 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% and for Class R shares to .50 of 1% of the average daily net assets of the Class A shares.
° The management fee rate shown is based on the Fund's net assets as of the close of the Fund's fiscal year. The Fund's management fee schedule includes breakpoints which reduce the Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Fund's management fee schedule is set forth below:
.60 of 1% to $250 million;
.50 of 1% next $500 million;
.45 of 1% next $750 million;
.40 of 1% next $500 million;
.35 of 1% next $2 billion;
.325 of 1% next $2 billion;
.30 of 1% over $6 billion.

EXAMPLES

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares, which is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$624	$793	$975	$1,503
Class B shares	655	780	929	1,535
Class C shares	255	480	829	1,813
Class R shares	104	378	673	1,512
Class Z shares	53	167	291	653

You would pay the following expenses on the same investment if you did not sell your shares:

Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$624	$793	$975	$1,503
Class B shares	155	480	829	1,535
Class C shares	155	480	829	1,813
Class R shares	104	378	673	1,512
Class Z shares	53	167	291	653

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is total return through a combination of capital appreciation and current income. This means we seek investments whose price will increase as well as pay the Fund dividends and other income. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest at least 80% of the Fund's investable assets in equity and equity-related and investment-grade debt securities of utility companies. For purposes of this investment policy, the Fund is authorized to rely on the Global Industry Classification Standard (GICS) published by Standard & Poors in determining industry classification. This means that we concentrate investments in utility companies, including electric utilities, gas utilities, water utilities, multi-utilities, independent power producers, diversified telecommunication services, wireless telecommunication services, transportation infrastructure, energy equipment and services and oil, gas and consumable fuels. We buy equity and equity-related securities including common stocks; nonconvertible preferred stocks; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stocks; investments in various types of business ventures, including partnerships and joint ventures; and similar securities.

The Fund may also invest in securities of real estate investment trusts (REITs). In addition, we may also buy convertible securities. These are securities - like bonds, corporate notes and preferred stocks - that we can convert into the company's common stock or some other equity security. Generally, we consider selling a security when it has increased in value to the point where it is no longer undervalued in the opinion of the investment adviser.

Our investment in debt securities, including corporate and government bonds, is limited to those rated investment-grade by a major rating service (such as BBB or above by Standard & Poor's Ratings Services (S&P) or Baa or above by Moody's Investors Service Inc. (Moody's)) or, if not rated, to those we believe are of comparable quality. Obligations rated below BBB by S&P or Baa by Moody's have speculative characteristics. If the rating of a bond is downgraded after the Fund purchases it (or if the bond is no longer rated), we will not have to sell the bond, but we will take this into consideration in deciding whether the Fund should continue to hold the bond.

The Fund may participate in the initial public offering (IPO) market. Securities purchased in intial public offerings may be very volatile, rising and falling rapidly, often based, among other reason, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a Fund's performance if it has a small asset base.

Foreign Securities

We may invest up to 50% of the Fund's investable assets in foreign securities, including money market instruments and other investment-grade fixed-income securities, stocks and other equity-related securities. For purposes of the 50% limit, we do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities.

Our Total Return Strategy

We look for stocks of companies that we believe will produce both above-average earnings and dividend growth over the long term. We also try to diversify within the utility industry to take advantage of opportunities that have arisen from deregulation.

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's policy of investing at least 80% of the Fund's investable assets in equity-related and investment-grade debt securities of utility companies is not fundamental. The Board of the Directors of the Fund (the Board) can change investment policies that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Non-Utility Investments. The Fund may invest in securities of issuers not in the utility industry. These include stocks and fixed-income obligations, like corporate and government bonds and money market instruments.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve our investment objectives, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Investing in Small, Unseasoned Issuers. The Fund may invest in securities of small, unseasoned issuers. These are companies that have been in operation for less than three years, including the operations of any predecessors. Companies with shorter operating histories may have more risk associated with their viability as an on-going concern during times of adverse economic or industry conditions than more established companies. Small, unseasoned issuers may have limited financial resources. They may have limited trading markets, which could adversely affect the Fund's ability to dispose of them and could reduce the price the Fund might be able to obtain for them. For these reasons, securities of small, unseasoned issuers tend to be more volatile than securities of established companies, and can increase the Fund's overall portfolios risks.

Other Equity-Linked Investments. The Fund may invest in securities of exchange traded funds (ETFs) such as Standard & Poor's Depositary Receipts (SPDRs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. Such holdings may be subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock.

Derivative Strategies. We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures and various types of swaps involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the "Commission").

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, equity swaps, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Tax-Advantaged Hedging. To protect against price declines in our holdings that have developed large accumulated capital gains, we may use hedging techniques to help reduce taxes, including the purchase of put options on securities held, and financial and stock index futures contracts. Using these techniques rather than selling these securities may reduce exposure to price declines in certain securities without realizing substantial capital gains under current tax law. Our ability to use these strategies as a tax management technique for holdings of appreciated securities is limited - certain hedging transactions must be closed out within 30 days after the end of the taxable year. Our ability to use different tax-management strategies may be limited in the future by market volatility, excessive shareholder redemptions or changes in tax law. We expect that by using various tax management strategies, we may reduce the extent to which you incur taxes on Fund distributions of investment income and net realized gains. Even so, we expect to distribute taxable income or capital gains from time to time.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or, in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Short Sales "Against the Box". Although the Fund may not make short sales, the Fund may make short sales "against the box". Short sales means that a fund may sell a security that it does not own, which it may do, for example, when the portfolio manager(s) think the value of the security will decline. A fund generally borrows the security to deliver to the buyers in a short sale and must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. A fund must pay the lender any dividends or interest that accrues on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Structured Notes. The Fund may invest in structured notes. The values of the structured notes in which a Fund will invest may be linked to equity securities or equity indices or other instruments or indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument,or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); purchases shares of affiliated mutual funds (the Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short-term bond funds with a portfolio maturity of three years or less); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

Portfolio Turnover. As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturity or expiration date at acquisition was one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. The portfolio turnover rates for the Fund are shown in the table below.

Jennison Utility Fund - Portfolio Turnover Rate
2006	56%
2005	40%
2004	30%

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. The investment types are listed in the order in which they normally will be used. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see the SAI.

Securities of utility companies (At least 80% of investable assets)
Risks	Potential Rewards

  Inflationary and other cost increases in fuel and other operating expenses.

  Utilities' earnings growth may be slower than broad market indexes.

  Deregulation of utility companies may negatively affect their earnings.

  Changes in regulatory environment.

  See risks of equity-related securities and fixed-income obligations below.

  Potential for both current income and capital appreciation.

  Utilities are regulated by the government so earnings tend to be more consistent and less susceptible to economic cycles.

  Most utility stocks have higher yields than other sectors of the market.

  Deregulation of utility companies may present opportunities for significant capital appreciation.

Equity-related securities (Up to 100%)
Risks	Potential Rewards

  Individual stocks could lose value.

  The equity markets could go down, resulting in a decline in value of a Fund's investments.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of a Fund's investments.

  Historically, stocks have out performed other investments over the long term.

  Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.

Fixed-income obligations (up to 100%; usually less than 15%)
Risks	Potential Rewards

  The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.

  Credit risk - the risk that the default of an issuer would leave the Fund with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  Most bonds will rise in value when interest rates fall.

  Bonds have generally outperformed money market instruments over the long term, with less risk than stocks.

  Regular interest income.

  Investment-grade bonds have a lower risk of default than junk bonds.

  Principal and interest on government securities may be guaranteed by the issuing government.

  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends.

Foreign Securities (Up to 50% usually less than 25%)
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund’s investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies
  (non-U.S. dollar denominated securities).

  Opportunities for diversification.

Derivatives (Percentage varies; usually less than 10%)
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund’s risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Exchange-traded funds (ETFs) (up to 10% of total assets)
Risks	Potential Rewards
The price movement of an ETF may not track the underlying index or basket of stocks and may result in a loss. Duplicate management fees.	Helps to manage smaller cash flows. Ability to get instant exposure to an index.

Structured Notes (up to 15% of total assets)
Risks	Potential Rewards

  Credit Risk - the risk that the underlying receivables will not be paid by debtors or by credit issuers or guarantors of such instruments.

  May cause price changes in response to changes in interest rates.

  A decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the pricipal amount payable on maturity.

  Percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases.

  These securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

  May provide exposure to companies whose fundamentals may drive significant capital appreciation in the stock price.

  May provide exposure to this capital appreciation in the form of a regular income stream that is classified as ordinary income, while mitigating potential volatility associated with directly investing in the reference instruments to which the structured notes are linked.

  Income-generating ability may enhance the yield of the Fund, potentially benefiting shareholders.

Illiquid Securities (up to 15% of net assets)
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

Short Sales "against the box" (up to 10%)
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Short sales “against the box” give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.

May magnify underlying investment gains.

Money market instruments (Up to 20% under normal circumstances; up to 100% on a temporary basis)
Risks	Potential Rewards

  Limits the Fund’s potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond’s insurer.

May preserve the Fund’s assets.

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended November 30, 2006, the Fund paid PI management fees of .41% of 1% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of December 31, 2006, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $106.6 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Commission that generally permits PI to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Directors' approvals of the Fund's management and subadvisory agreement(s) is available in the Fund's annual report to shareholders (for agreements approved during the fiscal year ended November 30) and in the Fund's semi-annual report to shareholders (for agreements approved during the six month period ended May 31).

INVESTMENT SUBADVISER

Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended November 30, 2006, PI paid Jennison fees of .18 of 1% of average daily net assets. As of December 31, 2006, Jennison managed in excess of $77 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Jennison has served as an investment adviser to the Fund since 2000.

PORTFOLIO MANAGERS

Shaun Hong, CFA, and Ubong "Bobby" Edemeka are the portfolio managers of the Fund. Mr. Hong generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Shaun Hong is a Managing Director of Jennison. From 1999 until joining Jennison in September 2000, he was with Prudential as an analyst responsible for power, natural gas and telecommunication industries within Prudential's Public Equity unit. He began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management where he worked for five years researching utility, consumer products, commodities and technology sectors. He received his B.S. in Industrial Management in 1992 from Carnegie Mellon University and is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since September 2000.

Ubong "Bobby" Edemeka is a Managing Director of Jennison, which he joined in March 2002. He began his career as an equity analyst at Prudential Investments in the Equity Mutual Funds Group in 1997. His responsibilities included coverage of the domestic utilities sector and presenting investment recommendations for the Prudential Utility Fund, now known as the Jennison Utility Fund. In 2000, Mr. Edemeka was with SSB Citi Asset Management Group in the Global Utilities Team before joining Goldman Sachs & Co. as a sell-side analyst covering domestic electric utilities and independent power producers. Mr. Edemeka graduated with a B.A. in Government from Harvard College in 1997. He has managed the Fund since March 2005.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940, as amended (1940 Act) with respect to each of the Class A, Class B and Class C shares. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B and C shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables.

Because the fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.jennisondryden.com.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011, is generally taxed at rates of up to 15% with respect to noncorporate U.S. shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

The chart below sets forth the frequency of dividend and capital gains distributions to shareholders.

Fund Distribution Schedule
Dividends	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Series LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

State Taxes
Certain states exempt from state income tax income dividends from mutual funds primarily invested in U.S. Government securities. Consult your personal tax advisor for restrictions and details.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, for shares held for more than one year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares — which happens automatically approximately seven years after purchase — is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy shares of the Fund, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Fund's Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Fund are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs: .

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans) .

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares. .

  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors: .

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent. .

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

  The fact that Class B shares automatically convert to Class A sharesapproximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted. .

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted. .

  Because Class Z and Class R shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z or Class R shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use this chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B	Class C	Class R	Class Z
Minimum purchase amount	$1,000	$1,000	$2,500	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	1%	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	1%	.75 of 1% (.50 of 1% currently)	None

Notes to Share Class Comparison Table:

° The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services."
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
° Distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee of up to .25 of 1%. Class B, Class C and Class R shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% service fee) and .75 of 1% (including the .25 of 1% service fee) for Class R shares. Class B shares and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%.
° The Distributor of the Fund has contractually agreed to March 31, 2008 to reduce its distribution and service (12b-1) fees for Class A and Class R shares to .25 of 1% and .50% of 1% of the average daily net assets of the Class A shares and Class R shares respectively.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,00 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer allowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (Net Asset Value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, X and Z shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden and Strategic Partners funds.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multiemployer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at net asset value for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment subadvisers of the JennisonDryden or Strategic Partners mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the IRA account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge.
The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z Shares at the time of purchase.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund(s));

  Prudential, with an investment of $10 million or more; and

  Qualified state tuition programs (529 plans).

Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial services firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policy.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1 fees) for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B, Class C, Class F, Class L, Class M and Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 7 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan ("AIP") accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. (MoneyMart). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for exchanges. If, however, you exchange — and then sell — Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into MoneyMart, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate the Fund's financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

For the fiscal years ended November 30, 2006, 2005 and 2004, the financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to November 30, 2004 were audited by another independent registered public accounting firm whose report was unqualified.

CLASS A SHARES

Class A Shares (fiscal years ended 11-30)
Per Share Operating Performance(a)	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.70	$11.47	$8.55	$7.02	$9.46
Income (loss) from investment operations:
Net investment income	.39	.23	.18	.17	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.58	3.21	2.91	1.52	(2.42)
Total from investment operations	3.97	3.44	3.09	1.69	(2.25)
Less Dividends and Distributions:
Dividends from net investment income	(.39)	(.21)	(.17)	(.16)	(.17)
Distributions from net realized gains	(.97)	-	-	-	(.02)
Total dividends and distributions	(1.36)	(.21)	(.17)	(.16)	(.19)
Net asset value, end of year	$17.31	$14.70	$11.47	$8.55	$7.02
Total return(b)	28.86%	30.20%	36.63%	24.51%	(23.99)%

Ratios/Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000,000)	$4,138	$3,335	$2,666	$2,150	$1,924
Average net assets (000,000)	$3,686	$2,997	$2,343	$1,989	$2,428
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.77%	.80%	.84%	.91%	.87%
Expenses, excluding distribution and service (12b-1) fees	.52%	.55%	.59%	.66%	.62%
Net investment income	2.54%	1.79%	1.83%	2.27%	2.03%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	56%	40%	30%	35%	52%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

CLASS B SHARES

Class B Shares (fiscal years ended 11-30)
Per Share Operating Performance(a)	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.67	$11.45	$8.54	$7.02	$9.44
Income (loss) from investment operations:
Net investment income	.27	.14	.10	.11	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.59	3.19	2.91	1.52	(2.40)
Total from investment operations	3.86	3.33	3.01	1.63	(2.30)
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.11)	(.10)	(.11)	(.10)
Distributions from net realized gains	(.97)	-	-	-	(.02)
Total dividends and distributions	(1.25)	(.11)	(.10)	(.11)	(.12)
Net asset value, end of year	$17.28	$14.67	$11.45	$8.54	$7.02
Total return(b)	27.95%	29.20%	35.56%	23.50%	(24.44)%

Ratio/Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000,000)	$340	$309	$308	$286	$294
Average net assets (000,000)	$310	$307	$288	$279	$402
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.52%	1.55%	1.59%	1.66%	1.62%
Expenses, excluding distribution and service (12b-1) fees	.52%	.55%	.59%	.66%	.62%
Net investment income	1.78%	1.05%	1.08%	1.52%	1.27%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

CLASS C SHARES

Class C Shares (fiscal years ended 11-30)
Per Share Operating Performance(a)	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.67	$11.45	$8.54	$7.02	$9.44
Income (loss) from investment operations:
Net investment income	.28	.14	.10	.11	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.57	3.19	2.91	1.52	(2.41)
Total from investment operations	3.85	3.33	3.01	1.63	(2.30)
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.11)	(.10)	(.11)	(.10)
Distributions from net realized gains	(.97)	-	-	-	(.02)
Total dividends and distributions	(1.25)	(.11)	(.10)	(.11)	(.12)
Net asset value, end of year	$17.27	$14.67	$11.45	$8.54	$7.02
Total return(b)	27.88%	29.20%	35.56%	23.50%	(24.44)%

Ratio/Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000,000)	$166	$86	$38	$33	$32
Average net assets (000,000)	$116	$57	$33	$32	$41
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.52%	1.55%	1.59%	1.66%	1.62%
Expenses, excluding distribution and service (12b-1) fees	.52%	.55%	.59%	.66%	.62%
Net investment income	1.80%	1.07%	1.08%	1.53%	1.29%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

CLASS R SHARES

Class R Shares (August 22, 2006(a) through November 30, 2006)
Per Share Operating Performance(b)	2006
Net asset value, beginning of period	$16.06
Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.35
Total from investment operations	1.44
Less Dividends
Dividends from net investment income	(.12)
Net asset value, end of period	$17.38
Total return(c)	9.00%

Ratios/Supplemental Data:	2006
Net assets, end of period (000)	$7
Average net assets (000)	$1
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees (d)	1.02%(e)
Expenses, excluding distribution and service (12b-1) fees	.52%(e)
Net investment income	1.84%(e)

(a) Inception date.
(b) Calculated based upon average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each periodreported, and includes reinvestment of dividends and distributions. Total returns for periods of less than one fullyear are not annualized.
(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1%of the average daily net assets of the Class R shares.
(e) Annualized.

CLASS Z SHARES

Class Z Shares (fiscal years ended 11-30)
Per Share Operating Performance(a)	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.71	$11.48	$8.56	$7.03	$9.47
Income (loss) from investment operations:
Net investment income	.43	.27	.20	.19	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.58	3.20	2.92	1.52	(2.42)
Total from investment operations	4.01	3.47	3.12	1.71	(2.23)
Less Dividends and Distributions:
Dividends from net investment income	(.43)	(.24)	(.20)	(.18)	(.19)
Distributions from net realized gains	(.97)	-	-	-	(.02)
Total dividends and distributions	(1.40)	(.24)	(.20)	(.18)	(.21)
Net asset value, end of year	$17.32	$14.71	$11.48	$8.56	$7.03
Total return(b)	29.17%	30.50%	36.92%	24.76%	(23.76)%

Ratios/Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000,000)	$132	$75	$34	$42	$42
Average net assets (000,000)	$98	$51	$29	$41	$52
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.52%	.55%	.59%	.66%	.62%
Expenses, excluding distribution and service (12b-1) fees	.52%	.55%	.59%	.66%	.62%
Net investment income	2.80%	2.06%	2.03%	2.53%	2.28%

(a) Calculated based upon average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 8098 Philadelphia, PA 19176 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 8310 Philadelphia, PA 19176 TELEPHONE (800) 778-8769

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 I Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Jennison Utility Fund
Share Class	A	B	C	R	Z
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
CUSIP	476294848	476294830	476294822	476294731	476294814

MF105A	Investment Company Act File No. 811-3175

Jennison Sector Funds, Inc.

Jennison Financial Services Fund Jennison Health Sciences Fund Jennison Technology Fund Jennison Utility Fund

JANUARY 31, 2007	STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of Jennison Sector Funds, Inc. is not a prospectus and should be read in conjunction with the Prospectus of each Fund dated January 31, 2007 and can be obtained, without charge, by calling (800) 225-1852 or by writing to the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-1852. The Funds' Prospectuses are incorporated by reference into this SAI, and Part I of this SAI and the portions of Part II of this SAI that relate to each Fund have been incorporated by reference into each Fund's Prospectus. The portions of part II of this SAI that do not relate to a Fund do not form a part of that Fund's SAI, have not been incorporated by reference into the Fund's Prospectus and should not be relied upon by investors in the Fund. Each Fund's audited financial statements are incorporated into this SAI by reference to the Funds' 2006 Annual Report (File No. 811-3175). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

MF188B

3	PART I
3	INTRODUCTION
3	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES
5	INVESTMENT RESTRICTIONS
7	INFORMATION ABOUT DIRECTORS/TRUSTEES AND OFFICERS
12	MANAGEMENT & ADVISORY ARRANGEMENTS
17	OTHER SERVICE PROVIDERS
17	INFORMATION ON SALES CHARGES & DISTRIBUTION-RELATED EXPENSES
21	COMPUTATION OF OFFERING PRICE PER SHARE
21	PORTFOLIO TRANSACTIONS & BROKERAGE
24	ADDITIONAL INFORMATION
25	PRINCIPAL SHAREHOLDERS
26	FINANCIAL STATEMENTS
27	PART II
27	INVESTMENT RISKS AND CONSIDERATIONS
53	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
58	NET ASSET VALUE
59	SHAREHOLDER SERVICES
62	TAXES, DIVIDENDS AND DISTRIBUTIONS
68	DISCLOSURE OF PORTFOLIO HOLDINGS
69	PROXY VOTING
70	CODES OF ETHICS
70	APPENDIX I: DESCRIPTION OF BOND RATINGS
74	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISER

PART I

INTRODUCTION

Part I of this SAI sets forth information about Jennison Sector Funds, Inc. and each of its series (each, a "Fund," and collectively, the "Funds"). It provides additional information about the Funds' Board of Directors, the advisory services provided to and the management fees paid by each Fund, and information about other fees paid by and services provided to each Fund. Part I should be read in conjunction with the Prospectus and those portions of Part II of this SAI that pertain to each Fund.

FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES

Jennison Sector Funds, Inc. is an open-end, management investment company comprised of the following series: Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Technology Fund, and Jennison Utility Fund. Each Fund is non-diversified.

The investment objective of Jennison Financial Services Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies in the banking and financial services group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

The investment objective of Jennison Health Sciences Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies engaged in the drug, health care, medicine, medical device, medical insurance carriers and biotechnology group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

The investment objective of Jennison Technology Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies in the technology and technology-related group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

The investment objective of Jennison Utility Fund is total return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective through investment in equity and equity-related and investment-grade debt securities of utility companies, based on the Global Industry Classification Standard (GICS) industry classifications, as they may be amended from time to time, which include electric utilities, gas utilities, water utilities, multi-utilities, independent power producers, diversified telecommunication services, wireless telecommunication services, transportation infrastructure, energy equipment and services and oil, gas and consumable fuels. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities. It is anticipated that the Fund will invest primarily in equity and equity-related of utility companies that its investment adviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities.

Each Fund considers a company to be principally engaged in a sector if at the time of investment, in the opinion of the investment subadviser, at least 50% of a company's assets, revenues or profits on a consolidated basis are derived or (for start-up companies) are expected to be derived from operations in that area. Each Fund will concentrate its investments in the sector as described in its Prospectus.

There can be no assurance that a Fund's investment objective will be achieved.

Jennison Financial Services Fund concentrates its investments in industries comprised of the following types of companies: monetary authorities, credit institutions, securities and commodity institutions, and insurance carriers and related institutions. Companies in these industries include the following:

Major banks	Savings & loan associations	Property/casualty insurers
Mid-sized banks	Finance companies	Multi-line insurers
Smaller banks	Investment banking/brokers	Life insurance
Non-U.S. banks	Investment managers	Accident and health insurance
Real estate investment trusts	Diversified financial services	Specialty insurers
Rental/leasing companies	Mutual funds	Insurance brokers

Jennison Health Sciences Fund concentrates its investments in the following types of health services companies: hospitals, nursing and residential care homes, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies:

Major pharmaceuticals	Medical specialties	Medical nursing services companies
Specialty pharmaceuticals (including drug delivery)	Healthcare providers	Healthcare information services companies
Other pharmaceuticals	Managed care	Other healthcare services companies (including providers of outsourcing services)
Generic drug companies	Drug/medical/dental distribution	Contract research organizations
Biotechnology companies	Assisted living services	Medical devices/equipment companies

Jennison Technology Fund concentrates its investments in the following industries: computers, electronics and electronic equipment. These industries include companies that provide the following services or design, manufacture or sell the following products:

Semiconductors	Electronic components	Diversified electronic products
Telecommunications equipment	Military/government services	Aerospace
Precision instruments	Electronic data processing (E.D.P.)	E.D.P. Peripherals
Office/plant automation	Computer communications	Electronic production
Consumer electronics/applications	Internet services	Computer software
Electronics distribution	Broadcasting	Financial publishing/services
Media content	Other telephone/telecommunications	Cable television
Major U.S. telecommunications services	Cellular telephone

Jennison Utility Fund concentrates its investments in utility companies, including companies in the following businesses:

Electric utilities	Gas utilities	Water utilities
Multi-utilities	Independent power producers	Diversified telecommunication services
Wireless telecommunication services	Transportation infrastructure	Energy equipment & services
Oil, gas & consumable fuels

The following table identifies certain of the types of investments and investment strategies that a Fund may use. The "Investment Risks and Considerations" Section in Part II of the SAI includes explanations of these investments and investment strategies, as well as the risks and considerations associated with these investments and investment strategies.

Fund Investments and Strategies
	Jennison Financial Services Fund	Jennison Health Sciences Fund	Jennison Technology Fund	Jennison Utility Fund
144A Securities	X	X	X	X
Asset-Backed Securities
Asset-Based Securities
Precious Metal-Related Securities
Borrowing and Leverage
Convertible Securities	X	X	X	X
Certificates of Deposit
Corporate Loans	X	X	X	X
Debt Securities	X		X	X
Depositary Receipts	X	X	X	X
Derivatives	X	X	X	X
Exchange Traded Funds	X	X	X	X
Hedging	X	X	X	X
Indexed and Inverse Securities
Swap Agreements	X	X	X	X
Credit Default Swap Agreements	X	X	X	X
Credit Linked Securities
Total Return Swap Agreements	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X
Call Options	X	X	X	X
Put Options	X	X	X	X
Types of Options	X	X	X	X
Futures	X	X	X	X
Foreign Exchange Transactions	X	X	X	X
Forward Foreign Exchange Transactions	X	X	X	X
Currency Futures	X	X	X	X
Currency Options	X	X	X	X
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks	X	X	X	X
Risk Factors in Derivatives	X	X	X	X
Credit Risk	X	X	X	X
Currency Risk	X	X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X	X
Distressed Securities
Foreign Investment Risk	X	X	X	X
Foreign Market Risk	X	X	X	X
Foreign Economy Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Governmental Supervision and Regulation / Accounting Standards	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X
Settlement Risk	X	X	X	X
Illiquid or Restricted Securities	X	X	X	X
Initial Public Offerings	X	X	X	X
Investment in Other Investment Companies	X	X	X	X
Investment in Emerging Markets	X	X	X	X
Restrictions on Certain Investments
Risks of Investing in Asia-Pacific Countries	X	X	X	X

Fund Investments and Strategies
Risks of Investments in Russia	X	X	X	X
Junk Bonds	X		X
Liquidity Puts or Calls
Money Market Instruments	X	X	X	X
Mortgage Backed Securities
Municipal Securities
Real Estate Related Securities
Real Estate Investment Trusts ("REITs")	X	X	X	X
Repurchase Agreements	X	X	X	X
Dollar Rolls
Securities Lending	X	X	X	X
Securities of Smaller or Emerging Growth Companies	X	X	X	X
Short Sales and Short Sales Against-the-Box	X	X	X	X
Sovereign Debt	X	X	X	X
Standby Commitment Agreements
Stripped Securities
Structured Notes				X
Supranational Entities
Utility Industries				X
Electric				X
Telecommunications			X	X
Temporary Defensive Strategy and Short-Term Investments	X	X	X	X
Gas				X
Water				X
U.S. Government Securities	X	X	X	X
Warrants and Rights	X	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X
Zero Coupon Bonds, Pay-In-Kind and Deferred Payment Securities

INVESTMENT RESTRICTIONS

The investment restrictions listed below have been adopted by the Funds as fundamental policies, except as otherwise indicated. Under the Investment Company Act of 1940 (the "1940 Act"), a Fund's fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of a Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Each Fund may not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Fund to its Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

3. Buy or sell physical commodities or contracts involving physical commodities. A Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets (determined at the time of investment) would be invested in any one industry other than as follows: Jennison Financial Services Fund will concentrate its investments ( i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the financial services group of industries. Jennison Health Sciences Fund will concentrate its investments ( i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the health sciences group of industries. Jennison Technology Fund will concentrate its investments ( i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the technology group of industries. Jennison Utility Fund will concentrate its investments ( i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the utility group of industries.

5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 4, each Fund relies on the Global Industry Classification Standard (GICS) published by S&P in determining industry classification. A Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, or a Fund holds more than 15% of its net assets in illiquid securities, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, each Fund has the following additional investment restrictions.

Each Fund may not:

1. Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2. Invest for the purpose of exercising control or management.

3. Invest in securities of other investment companies, except: (a) purchases in the open market involving only customary brokerage commissions and as a result of which a Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (b) as part of a merger, consolidation or other acquisition and (c) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.

In addition to the previous investment restrictions, Jennison Utility Fund also has the following non-fundamental investment restrictions.

The Fund may not:

1. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

2. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

The Office of Public Utility Regulation of the Commission has advised The Prudential Insurance Company of America and its subsidiaries (Prudential) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of "public utility companies" as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (1) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including Jennison Utility Fund, will be less than 10% of the outstanding voting securities of any public utility company and (2) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation). Accordingly, it is a policy of Jennison Utility Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.

Each Fund will provide 60 days' written notice to shareholders of a change in that Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by the Fund's name.

INFORMATION ABOUT DIRECTORS/TRUSTEES AND OFFICERS

Information about the Directors/Trustees (referred to herein as "Directors") and the Officers of the Fund(s) is set forth below. Directors who are not deemed to be "interested persons" of a Fund, as defined in the 1940 Act, are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of a Fund are referred to as "Interested Directors." The Directors are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Directors
Name, Address, Age, Position(s) No. of Portfolios Overseen:	Principal Occupation(s) During Past Five Years	Other Directorships Held
Linda W. Bynoe (54) Director No. of Portfolios Overseen: 82	President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003) and Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72) Director No. of Portfolios Overseen: 86

Formerly Director (January 2000–May 2000), Chairman (January 1999–December 1999), Chairman and Chief Executive Officer (January 1998–December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983–1997).

None.
Robert E. La Blanc (72) Director No. of Portfolios Overseen: 85	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (67) Director No. of Portfolios Overseen: 85

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Richard A. Redeker (63) Director & Independent Chair No. of Portfolios Overseen: 85	Management Consultant; Director (since 2001) and Chairman of the Board (2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (67) Director & Independent Chair No. of Portfolios Overseen: 85	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (1992-2006).
Stephen G. Stoneburn (63) Director No. of Portfolios Overseen: 85

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.
Clay T. Whitehead (68) Director No. of Portfolios Overseen: 85	President (since 1983) of YCO (new business development firm).	None.

Interested Directors
Judy A. Rice (59) Director & President No. of Portfolios Overseen: 81

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003 - March 2006) and Executive Vice President (June 2005 - March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999 - February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

None.
Robert F. Gunia (60) Director & Vice President No. of Portfolios Overseen: 158

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Jennison Sector Funds, Inc.--Director Length of Service
Linda W. Bynoe	David E.A. Carson	Robert E. La Blanc	Douglas H. McCorkindale	Richard A. Redeker	Robin B. Smith	Stephen G. Stoneburn	Clay T. Whitehead	Judy A. Rice	Robert F. Gunia
Director Since 2005	Director Since 2003	Director Since 2003	Director Since 1996	Director Since 1993	Director Since 1996	Director Since 2003	Director Since 1996	Director Since 2000 and President Since 2003	Director and Vice President Since 1996

Fund Officers (1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (54) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (35) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (44) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Lee D. Augsburger (47) Chief Compliance Officer

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (42) Assistant Treasurer

Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

M. Sadiq Peshimam (43) Assistant Treasurer	Vice President (since 2005) and Director (2000 - 2005) within Prudential Mutual Fund Administration.
Noreen M. Fierro (42) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

(1) Excludes interested directors who also serve as President or Vice President.

Jennison Sector Funds, Inc.--Officer Length of Service
Kathryn L. Quirk	Deborah A. Docs	Jonathan D. Shain	Claudia DiGiacomo	John P. Schwartz	Andrew French	Lee D. Augsburger	Grace C. Torres	Jack Benintende	M. Sadiq Peshimam	Noreen M. Fierro
Chief Legal Officer Since 2005	Secretary Since 2005	Assistant Secretary Since 2005	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Assistant Secretary Since 2006	Chief Compliance Officer Since 2004	Treasurer and Principal Financial and Accounting Officer Since 1998	Assistant Treasurer Since 2006	Assistant Treasurer Since 2006	Anti-Money Laundering Compliance Officer Since 2006

Explanatory Notes to Tables:

  Directors are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

  Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  There is no set term of office for Directors or Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

  "No. of Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential's Gibraltar Fund, Inc. and the American Skandia Trust.

Compensation of Directors and Officers. Pursuant to a Management Agreement with each Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors.

Each Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

Independent Directors may defer receipt of their fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, a Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. A Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. No Fund has a retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the indicated Fund(s) for the Fund(s') most recently completed fiscal year to the Independent Directors for service on the Fund(s') Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Directors and officers who are "interested persons" of the Fund(s) (as defined in the 1940 Act) do not receive compensation from the Fund Complex and therefore are not shown in the following table.

Compensation Received by Independent Directors -- Jennison Sector Funds, Inc.
Name***	Aggregate Fiscal Year Compensation from Fund(s)	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex for Most Recent Calendar Year
Linda W. Bynoe**	$16,697	None	None	$180,000(33/73)*
David E.A. Carson	$16,376	None	None	$191,000(37/77)*
Robert E. La Blanc	$15,899	None	None	$176,250(35/75)*
Douglas H. McCorkindale**	$15,120	None	None	$174,000(33/73)*
Richard A. Redeker	$16,823	None	None	$185,000(34/74)*
Robin B. Smith**	$17,722	None	None	$195,000(35/75)*
Stephen G. Stoneburn**	$15,942	None	None	$179,000(35/75)*
Clay T. Whitehead	$15,857	None	None	$179,000(35/75)*
Nancy Teeters (Director Emeritus)****	$892	None	None	-****

Explanatory Notes to Director Compensation Table

*Shows number of funds/portfolios in existence as of the most recently completed calendar year. Number of funds and portfolios represent those in existence as of December 31, 2006 and excludes funds that have merged or liquidated during the year. **Although the last column shows the total amount paid to Directors from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Directors, in total, or in part, under the Funds' deferred fee agreement. The earnings in 2006 on amounts deferred through the end of the most recently completed calendar year amounted to $38,576, $205,386, $49,202 and $372,675 for Ms. Bynoe, and Messrs.McCorkindale and Stoneburn and Ms. Smith, respectively. ***Directors and officers who are "interested persons" of the Fund(s) (as defined in the 1940 Act) do not receive compensation from the Fund(s) and therefore are not shown in the compensation table. ****Ceased to be Director as of December 31, 2005 hence no compensation applicable for calendar year 2006.

Board Committees. The Board of Directors (the Board) has established three standing committees in connection with governance of each Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead, and Ms. Bynoe and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund(s)' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund(s). The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund(s). The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the indicated Fund(s') most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. La Blanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the indicated Fund(s') most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.

JennisonDryden and Strategic Partners Investment Committees. In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Strategic Partners Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Director sits on one of the two Committees. The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Stoneburn and Whitehead. The Strategic Partners Investment Committee consists of Messrs. La Blanc, Gunia, McCorkindale (Chair) and Redeker and Ms. Smith (ex-officio).

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering director nominees for Directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case in care of the specified Fund(s), at P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of each Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Nominating & Governance Committee	JennisonDryden Investment Committee
Jennison Sector Funds, Inc.	4	4	4

Share Ownership. Information relating to each Director's share ownership in the indicated Fund(s) and in all registered funds in the PI-advised funds that are overseen by the respective Director as of the most recently completed calendar year is set forth in the charts below.

Independent & Interested Director Share Ownership -- Jennison Sector Funds, Inc.
Name	Dollar Range of Equity Securities in the Fund(s)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Linda W. Bynoe	Over $100,000	Over $100,000
David E.A. Carson	$10,001-$50,000	Over $100,000
Robert E. La Blanc	$10,001-$50,000	Over $100,000
Douglas H. McCorkindale	Over $100,000	Over $100,000
Richard A. Redeker	$50,001-$100,000	Over $100,000
Robin B. Smith	Over $100,000	Over $100,000
Stephen G. Stoneburn	$50,001-$100,000	Over $100,000
Clay T. Whitehead	$10,001-$50,000	Over $100,000
Judy A. Rice	-	Over $100,000
Robert F. Gunia	$10,001-$50,000	Over $100,000

None of the Independent Directors, or any member of his / her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund(s) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund(s) as of the most recently completed calendar year.

Shareholder Communications with the Board of Directors. Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, c/o the Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Manager. The Manager of each Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund(s), comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2006, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $106.6 billion.

PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund(s) (the Management Agreement), PI, subject to the supervision of the Fund(s') Board and in conformity with the stated policies of the Fund(s), manages both the investment operations of each Fund and the composition of the Fund(s') portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by each Fund's custodian (the Custodian) and PMFS. The management services of PI to each Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

  the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of Independent Directors;

  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

  the fees and expenses of Independent Directors;

  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

  the charges and expenses of the Fund's legal counsel and independent auditors;

  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

  all taxes and corporate fees payable by the Fund to governmental agencies;

  the fees of any trade associations of which the Fund may be a member;

  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;

  the cost of fidelity, directors and officers and errors and omissions insurance;

  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

  allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders; and

  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the approximate management fees received by PI from the indicated Fund(s) for the indicated fiscal years.

Management Fees Paid by the Fund
Fund Name	Fee Rate	2006	2005	2004
Jennison Sector Funds, Inc.
Jennison Financial Services Fund	.75 of 1% of the Fund's average daily net assets to $1 billion; .70 of 1% of average daily net assets over $1 billion	$797,766	$848,492	$946,862
Jennison Health Sciences Fund	.75 of 1% of the Fund's average daily net assets to $1 billion; .70 of 1% of average daily net assets over $1 billion	$7,066,401	$4,901,110	$2,522,264
Jennison Technology Fund	.75 of 1% of the Fund's average daily net assets to $1 billion; .70 of 1% of average daily net assets over $1 billion	$1,024,621	$1,046,204	$1,214,509
Jennison Utility Fund	.60 of 1% of average daily net assets to $250 million; .50 of 1% on next $500 million; .45 of 1% on next $750 million; .40 of 1% on next $500 million; .35 of 1% on next $2 billion; .325 of 1% on next $2 billion; .30 of 1% over $6 billion	$17,057,269	$14,317,545	$11,802,083

Subadviser(s). PI has entered into a Subadvisory Agreement with the investment subadviser (Subadviser(s)) named in the table below. The Subadvisory Agreement(s) provides that the Subadviser(s) will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser(s) is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement(s), the Subadviser(s), subject to the supervision of PI, is responsible for managing the assets of a Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser(s) determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

As discussed in the Prospectus, PI employs the Subadviser(s) under a "manager of managers" structure that allows PI to replace the Subadviser(s) or amend a Subadvisory Agreement(s) without seeking shareholder approval. The Subadvisory Agreement(s) provide that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement(s) may be terminated by a Fund, PI, or the Subadviser(s) upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement(s) provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable fee rate(s) and the approximate subadvisory fees received by the Subadviser(s) from PI for the indicated fiscal years:

Subadvisory Fees Paid by PI
Fund Name & Subadviser	Fee Rate	2006	2005	2004
Jennison Sector Funds, Inc. Subadviser: Jennison Associates LLC
Jennison Financial Services Fund	.375 of 1%	$398,883	$424,246	$473,431
Jennison Health Sciences Fund	.30 of 1% of average daily net assets to $300 million; .25 of 1% of average daily net assets in excess of $300 million	$2,505,467	$1,783,704	$990,755
Jennison Technology Fund	.375 of 1%	$512,332	$523,102	$607,255
Jennison Utility Fund	.30 of 1% of average daily net assets to $250 million; .238 of 1% of average net assets above $250 million to $750 million; .203 of 1% of average net assets above $750 million to $1.5 billion; .170 of 1% of average net assets above $1.5 billion to $2 billion; .140 of 1% of average net assets from $2 billion to $4 billion; .122 of 1% of average net assets above $4 billion to $6 billion; .105 of 1% of average net assets over $6 billion	$7,368,613	$6,289,518	$5,283,333

Additional Information About the Portfolio Managers -- Other Accounts and Fund Ownership. The following table sets forth information about the indicated Fund(s) and accounts other than the Fund(s) for which the Fund(s') Portfolio Managers are primarily responsible for the day-to-day portfolio management as of the Fund(s') most recently completed fiscal year. The table shows, for each Portfolio Manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of the Fund(s) beneficially owned by the Portfolio Managers as of the Fund(s') most recently completed fiscal year.

Portfolio Managers: Information About Other Accounts
Fund Name Subadviser	Portfolio Manager(s)	Registered Investment Companies/ Total Assets (thousands)	Other Pooled Investment Vehicles/ Total Assets (thousands)	Other Accounts/ Total Assets (thousands)	Ownership of Fund Securities
Jennison Sector Funds, Inc. Jennison Associates LLC
Jennison Financial Services Fund	Andrew M. Tucker	0/0	0/0	0/0	$100,001-$500,000
	Michael A. Del Balso	12/$9,423,244	5/$1,461,515	17/$1,320,998*	None
Jennison Health Sciences Fund	David Chan	1/$131,258	0/0	0/0	over $1,000,000
	Michael A. Del Balso	12/$8,630,358	5/$1,461,515	17/$1,320,998*	over $1,000,000
Jennison Technology Fund	John P. Mullman	4/$1,988,284	5/$626,130	7/$1,039,419**; 2/$63,384***	None
	Gregory Tuorto	0/0	0/0	0/0	None
	Benjamin F. Bryan	0/0	0/0	0/0	None
Jennison Utility Fund	Shaun Hong	0/0	0/0	0/0	$50,001-$100,000
	Ubong "Bobby" Edemeka	0/0	0/0	0/0	None

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios. **Excludes performance fees. ***The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

Additional Information About the Portfolio Managers -- Compensation and Conflicts of Interest. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager's management of a Fund's investments and investments in other accounts.

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

The following factor will be reviewed for Michael A. Del Balso, portfolio manager of the Jennison Financial Services Fund and the Jennison Health Sciences Fund; John P. Mullman, portfolio manager of the Jennison Technology Fund and Shaun Hong, portfolio manager of the Jennison Utility Fund:

  One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The following factor will be reviewed for Andrew M. Tucker, portfolio manager of the Jennison Financial Services Fund; David Chan, portfolio manager of the Jennison Health Sciences Fund; Gregory Tuorto and Benjamin F. Bryan, portfolio managers of the Jennison Technology Fund and Shaun Hong and Ubong "Bobby" Edemeka, portfolio managers of the Jennison Utility Fund:

  The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;

The following factors will be reviewed for each portfolio manager:

  Historical and long-term business potential of the product strategies;

  Qualitative factors such as teamwork and responsiveness; and

  Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

The passive indices/benchmarks reviewed for each portfolio manager are as follows: (i) Jennison Financial Services Fund: Andrew M. Tucker (S&P 500 Financials Index) and Michael A. Del Balso (S&P 500 Financials Index); (ii) Jennison Health Sciences Fund: David Chan (S&P 1500 SuperComposite Health Care Index) and Michael A. Del Balso (S&P 1500 SuperComposite Health Care Index); (iii) Jennison Technology Fund: John P. Mullman (S&P 1500 SuperComposite Information Technology Index), Gregory Tuorto (S&P 1500 SuperComposite Information Technology Index) and Benjamin F. Bryan (S&P 1500 SuperComposite Information Technology Index) and (iv) Jennison Utility Fund: Shaun Hong (S&P 500 Utilities Index) and Ubong "Bobby" Edemeka (S&P 500 Utilities Index).

Conflicts of Interest In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

OTHER SERVICE PROVIDERS

Custodian. The Bank of New York, One Wall Street, New York, New York 10286, serves as Custodian for the Fund(s') portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with each Fund. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent. Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 annually for each manually-established account and a monthly inactive zero balance account fee of $0.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

For the most recently completed fiscal year, the Fund(s) approximately incurred the following fees for services provided by PMFS:

Fees Paid to PMFS
Fund Name	Amount
Jennison Sector Funds, Inc.
Jennison Financial Services Fund	$180,000
Jennison Health Sciences Fund	$644,000
Jennison Technology Fund	$418,100
Jennison Utility Fund	$2,270,100

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as each Fund's independent registered public accounting firm for the fiscal years ended November 30, 2006, 2005 and 2004, and in that capacity will audit the annual financial statements of the Fund(s) for the next fiscal year.

INFORMATION ON SALES CHARGES & DISTRIBUTION-RELATED EXPENSES

Distributors. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of Jennison Utility Fund, Jennison Technology Fund, Jennison Financial Services Fund and Jennison Health Sciences Fund. American Skandia Marketing, Inc. (ASMI) and PIMS (collectively, the Distributors) are co-distributors of Jennison Health Sciences Fund's Class M and Class X shares. The Distributors are subsidiaries of Prudential.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, the Class L Plan the Class M Plan, Class R Plan and the Class X Plan, collectively, the Plans) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incur the expenses of distributing each Fund's Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, as applicable. The Distributors also incur the expenses of distributing each Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed or paid for by the Funds.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributors, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributors associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, each Fund is obligated to pay distribution and/or service fees to the Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributors' expenses exceed their distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributors' expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributors to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Fund shares and the maintenance of related shareholder accounts.

Distribution expenses attributable to the sale of Class A, Class B, Class C, Class L, Class M and Class X shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the combined sales of Class A, Class B, Class C, Class L, Class M and Class X shares of a Fund, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

Each Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in any of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, each Fund has agreed to indemnify the Distributors to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by the Fund under the Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of a Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Class A Sales Charge and Distribution Expense Information. Under the Class A Plan, a Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect.

For the most recently completed fiscal year, the Distributor received payments under the Class A Plan. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the most recently completed fiscal year, the Distributor also received initial sales charges. The amounts received by the Distributor are detailed in the table below.

Class B and Class C Sales Charge and Distribution Expense Information. Under the Class B and Class C Plans, a Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Prospectus discusses any voluntary or contractual fee waivers that may be in effect. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

For the most recently completed fiscal year, the Distributor received payments under the Class B and C Plans. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class B and C shares. For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class B and Class C shares. The approximate amounts received by the Distributor are detailed in the table below.

Class L, Class M and Class X Sales Charge and Distribution Expense Information. NOTE: THE CLASS L, CLASS M, AND CLASS X PLANS ARE APPLICABLE TO JENNISON HEALTH SCIENCES FUND ONLY.

Under the Class L Plan, Jennison Health Sciences Fund pays the Distributor at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to the Class L shares. The Class L Plan provides that (1) up to .25% of the average daily net assets of the Class L shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .50% of the average daily net assets of the Class L shares.

Under the Class M and Class X Plans, Jennison Health Sciences Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of up to 1% of the average daily net assets of each of the applicable shares. The Class M and Class X Plans provide that (1) up to .25% of the average daily net assets of the Class M and Class X shares respectively may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed 1.00% of the average daily net assets of the Class M and Class X shares respectively. The amounts received by the Distributor are detailed in the table below.

Payments Received by the Distributor
Fund/Class	$Amount Received
Jennison Financial Services Fund
Class A Distribution and service (12b-1) fees	$85,390
Class A Initial Sales Charges	81,900
Class B Distribution and service (12b-1) fees	474,015
Class B Contingent Deferred Sales Charges (CDSC's)	31,600
Class C Distribution and service (12b-1) fees	213,588
Class C Contingent Deferred Sales Charges (CDSC's)	700
Jennison Health Sciences Fund
Class A Distribution and service (12b-1) fees	$815,105
Class A Initial Sales Charges	376,600
Class A Contingent Deferred Sales Charges (CDSC's)	1,700
Class B Distribution and service (12b-1) fees	1,979,064
Class B Contingent Deferred Sales Charges (CDSC's)	188,400
Class C Distribution and service (12b-1) fees	1,264,728
Class C Contingent Deferred Sales Charges (CDSC's)	23,100
Class L Distribution and service (12b-1) fees	14,163
Class L Initial Sales Charges	0
Class M Distribution and service (12b-1) fees	78,662
Class M Contingent Deferred Sales Charges (CDSC's)	47,200
Class X Distribution and service (12b-1) fees	2,452
Class X Contingent Deferred Sales Charges (CDSC's)	2,300
Jennison Technology Fund
Class A Distribution and service (12b-1) fees	$132,513
Class A Initial Sales Charges	123,400
Class B Distribution and service (12b-1) fees	575,208
Class B Contingent Deferred Sales Charges (CDSC's)	66,500
Class C Distribution and service (12b-1 fees)	207,946
Class C Contingent Deferred Sales Charges (CDSC's)	1,000
Jennison Utility Fund
Class A Distribution and service (12b-1) fees	$9,214,819
Class A Initial Sales Charges	4,261,700
Class A Contingent Deferred Sales Charges (CDSC's)	800
Class B Distribution and service (12b-1) fees	3,101,256
Class B Contingent Deferred Sales Charges (CDSC's)	305,700
Class C Distribution and service (12b-1) fees	1,157,631
Class C Contingent Deferred Sales Charges	54,100
Class R Distribution and service (12b-1) fees	7

For the most recently completed fiscal year, the Distributor spent approximately the following amounts on behalf of the indicated Fund(s):

Amounts Spent by Distributor
Fund/Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent by Distributor
Jennison Financial Services Fund- Class B Shares	$2,770	$153,324	$14,282	$170,376
Jennison Health Sciences Fund - Class B Shares	2,400	728,800	82,600	813,800
Jennison Technology Fund - Class B Shares	2,902	214,708	18,286	235,896
Jennison Utility Fund - Class B Shares	6,100	2,270,500	139,800	2,416,400

* Includes amounts paid to affiliated broker dealers. **Including lease, utility and sales promotion expenses.

Amounts Spent by Distributor
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent by Distributor
Jennison Financial Services Fund - Class C Shares	$1,136	$214,416	$6,316	$221,568
Jennison Health Sciences Fund - Class C Shares	1,500	1,146,900	37,600	1,186,000
Jennison Technology Fund - Class C Shares	991	205,547	6,230	212,768
Jennison Utility Fund - Class C Shares	1,900	1,397,600	33,400	1,432,900

* Includes amounts paid to affiliated broker dealers. **Including lease, utility and sales promotion expenses.

Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor may from time to time waive a portion of its distribution and service (12b-1) fees as described in the Prospectus. Fee waivers and subsidies will increase a Fund's total return.

Payments to Financial Services Firms. As described in the Prospectus, the Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Distributor revenue sharing payments of more than $10,000 in calendar year 2006 for marketing and product support of the Fund and other JennisonDryden and/or Strategic Partners funds as described above.

ACS HR Solutions Bisys Retirement Services, Inc. CitiStreet LLC Fidelity Management Trust Company John Hancock LPL Financial Merrill Lynch, Pierce, Fenner & Smith, Inc. Morgan Stanley Nationwide Financial Services, Inc. Pacific Life Network--Associated Securities Pacific Life Network--Mutual Service Corp. Pacific Life Network--Waterstone Pruco Securities LLC RBC Dain Rauscher, Inc. Securities America Smith Barney (Citigroup Global Markets) Stanton Group Sunguard (formerly MidAtlantic Capital Corp.) TruSource Wachovia Bank, National Association Wachovia Securities, Inc.

COMPUTATION OF OFFERING PRICE PER SHARE

Under the current distribution arrangements between each Fund and the Distributor, Class A shares of a Fund (and Class L shares, where applicable) are sold at the maximum initial sales charge indicated below, and Class B, Class C, Class Z shares of a Fund (and Class M shares and Class X shares, where applicable) are sold at NAV. Using the NAV of the indicated Fund(s) as of the most recently completed fiscal year, the maximum offering prices of Fund shares are as follows:

Offering Price Per Share
	Jennison Financial Services Fund	Jennison Health Sciences Fund	Jennison Technology Fund	Jennison Utility Fund
Class A
NAV and redemption price per Class A share	$12.61	$20.70	$8.51	$17.31
Maximum initial sales charge	.73	1.20	.50	1.01
Maximum offering price to public	$13.34	$21.90	$9.01	$18.32
Class B
NAV, offering price and redemption price per Class B share	$12.05	$19.26	$8.05	$17.28
Class C
NAV, offering price and redemption price per Class C share	$12.05	$19.26	$8.05	$17.27
Class R
NAV, offering price and redemption price per Class R share	N/A	N/A	N/A	$17.38
Class Z
NAV, offering price and redemption price per Class Z share	$12.77	$21.23	$8.67	$17.32
Class L
NAV and redemption price per Class L share	N/A	$20.64	N/A	N/A
Maximum initial sales charge	N/A	$1.26	N/A	N/A
Maximum offering price to public	N/A	$21.90	N/A	N/A
Class M
NAV, offering price and redemption price per Class M share	N/A	$19.26	N/A	N/A
Class X
NAV, offering price and redemption price per Class X share	N/A	$19.38	N/A	N/A

Explanatory Note to Table: Class A, Class B, Class C, Class L, Class M, Class X and Class X shares are subject to a deferred contingent sales charge (CDSC) on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares -- Contingent Deferred Sales Charge" in the Prospectus.

PORTFOLIO TRANSACTIONS & BROKERAGE

Each Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s) and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. Each Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits a Fund, the Manager and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of a Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term "Manager" includes the investment adviser. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates, Prudential Equity Group LLC ("Prudential Equity") and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market (OTC), securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Wachovia Securities or Prudential Equity acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities or Prudential Equity acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, Wachovia Securities and Prudential Equity may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser or Wachovia Securities (or an affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non- interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities and Prudential Equity may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities and Prudential Equity from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon Wachovia Securities and Prudential Equity by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The table(s) below sets forth approximate information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities (or any affiliate) or Prudential Equity (or any affiliate) for the indicated fiscal years:

Brokerage Commissions Paid by the Fund ($) (Fiscal years ended November 30)
	2006	2005	2004
Jennison Financial Services Fund
Total brokerage commissions paid by the Fund	$158,743	$242,637	$197,517
Total brokerage commissions paid to Wachovia Securities	$0	$1,200	$0
Percentage of total brokerage commissions paid to Wachovia Securities	0%	.49%	0%
Total brokerage commissions paid to Prudential Equity	$260	$1,400	$415
Percentage of total brokerage commissions paid to Prudential Equity	.16%	.58%	.2%
Jennison Health Sciences Fund
Total brokerage commissions paid by the Fund	$3,040,069	$3,640,006	$3,024,583
Total brokerage commissions paid to Wachovia Securities	None	None	None
Percentage of total brokerage commissions paid to Wachovia Securities	None	None	None
Total brokerage commissions paid to Prudential Equity	$45,600	$27,000	$9,725
Percentage of total brokerage commissions paid to Prudential Equity	1.5%	.7%	.3%
Jennison Technology Fund
Total brokerage commissions paid by the Fund	$352,255	$738,010	$1,617,009
Total brokerage commissions paid to Wachovia Securities	$0	$1,203	$3,965
Percentage of total brokerage commissions paid to Wachovia Securities	0%	.16%	.3%
Total brokerage commissions paid to Prudential Equity	$0	$2,660	$1,870
Percentage of total brokerage commissions paid to Prudential Equity	0%	.36%	.1%
Jennison Utility Fund
Total brokerage commissions paid by the Fund	$6,587,534	$4,196,496	$3,768,599
Total brokerage commissions paid to Wachovia Securities	11,600	$0	$26,205
Percentage of total brokerage commissions paid to Wachovia Securities	0%	0%	.7%
Total brokerage commissions paid to Prudential Equity	0	$79,000	$43,590
Percentage of total broekrage commissions paid to Prudential Equity	0%	1.9%	1.2%

Of the total brokerage commissions paid by the Fund for the most recently completed fiscal year, a percentage of gross brokerage transactions was paid to firms which provided research, statistical or other services provided to the Manager on behalf of the Fund. The Manager has identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services in the table below.

Brokerage Commission % paid for research, statistical or other services (as of 11-30-06)
Fund	% of Brokerage Commissions
Jennison Financial Services Fund	0.16%
Jennison Health Sciences Fund	1.18%
Jennison Technology Fund	1.25%
Jennison Utility Fund	13.09%

Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
Fund Name	Broker	Equity or Debt	Amount
Jennison Financial Services Fund
	UBS AG	Equity	$6,166,528
	Merrill Lynch & Co.,Inc	Equity	$5,534,319
	Bank of America Corp.	Equity	$4,420,762
	Credit Suisse Group ADR	Equity	$3,996,668
	Goldman Sachs Group, Inc	Equity	$1,344,120
Jennison Health Sciences Fund
	None	None	None
Jennison Technology Fund
	None	None	None
Jennison Utility Fund
	None	None	None

ADDITIONAL INFORMATION

Fund History. Jennison Sector Funds, Inc. (the "Company") was incorporated in Maryland on April 29, 1981. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc. Effective May 17, 1999, the Company's name changed from Prudential Utility Fund, Inc. to Prudential Sector Funds, Inc. in conjunction with the creation of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, and Prudential Utility Fund became a fourth series of the Company.

Since June 30, 2003, the Company and Funds have used the following names:

Former Name -Prudential Sector Funds, Inc. -Prudential Financial Services Fund -Prudential Health Sciences Fund -Prudential Technology Fund -Prudential Utility Fund

Current Name -Jennison Sector Funds, Inc.- Jennison Financial Services Fund- Jennison Health Sciences Fund- Jennison Technology Fund Jennison Utility Fund

Description of Shares and Organization. The Company is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four series (the Funds), of which Jennison Utility Fund is authorized to issue 800 million shares and each other Fund may issue 400 million shares. Jennison Financial Services Fund, Jennison Technology Fund and Jennison Utility Fund are each divided into four classes, designated Class A, Class B, Class C and Class Z shares, consisting of 100 million shares of Class A common stock (400 million for Jennison Utility Fund), 100 million shares of Class B common stock (300 million for Jennison Utility Fund), 100 million shares of Class C common stock (50 million for Jennison Utility Fund) and 100 million shares of Class Z common stock (50 million for Jennison Utility Fund). With respect to Jennison Health Sciences Fund, the Fund is divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class Z shares, consisting of 50 million shares of Class A Common Stock, 100 million shares of Class B Common Stock, 50 million shares of Class C Common Stock, 50 million shares of Class L Common Stock, 50 million shares of Class M Common Stock, 25 million shares of Class X Common Stock, 25 million shares of New Class X Common Stock, and 50 million shares of Class Z Common Stock. With respect to the Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B, Class M, Class X and New Class X shares have a conversion feature, and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

Shares of each Fund, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B, Class M, Class X and New Class X shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M, Class X and New Class X shares generally bear higher distribution expenses than Class A and Class L shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees and the liquidation proceeds to Class A shareholders will likely be higher than to Class L shareholders as the distribution expenses of Class L shares are generally higher than for Class A shares.

The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Board of Directors has the power to alter the number of the Directors and they may appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Director.

PRINCIPAL SHAREHOLDERS

To the knowledge of the indicated Fund(s), the following persons/entities owned beneficially or of record 5% or more of Fund shares as of January 19, 2007:

Prinicipal Fund Shareholders
Fund Name	Shareholder Name	Address	Share Class	No. of Shares / % of Class
Jennison Financial Services Fund
	Citigroup Global Markets Inc. House Account Attn. Peter Booth 7th Floor	333 West 34th Street New York, NY 10001	C	112,665/6.17%
	Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry Street Newark, NJ 07102	Z	276,513/88.81%
Jennison Health Sciences Fund
	Charles Schwab CO	101 Montgomery St. San Francisco CA 94104	A	1,068,077/6.80%
	Merrill Lynch, Pierce, Fenner For the Sole Benefit of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	B	452,339/6.29%
	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor	333 West 34th Street New York, NY 10001	C	424,328/6.78%
	Merrill Lynch, Pierce, Fenner For the Sole Benefit of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	C	1,353614/21.65%
	MCB Trust Services as Trustee Goldberg Segalla Retirement SA PL (401K W/PSP)	700 17th Street STE 300 Denver, CO 80202	L	12,270/11.05%
	Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry St #3 Newark, NJ 07102	L	18,696/16.84%
	Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry St #3 Newark, NJ 07102	M	20,860/6.49%
	Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry St #3 Newark, NJ 07102	X	12,642/21.90%
	Merrill Lynch, Pierce, Fenner For the Sole Benefit of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	Z	1,151,221/8.25%
	Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry Street Newark, NJ 07102	Z	2,415,802/17.31%
	Bill & Melinda Gates Foundation William H. Gates III & Melinda French Gates Trustees	2365 Carillon Point Kirkland, WA 98033	Z	9,359,995/67.08%
Jennison Technology Fund
	PIMS/Prudential Retirement As Nominee for TTEE Customer Plan Saft America Inc.	711 Industrial Boulevard Valdosta GA 31601	Z	55,194/8.50%
	Prudential Investment FBO Mutual Fund Clients ATTN: Pruchoice Unit	100 Mulberry Street Newark, NJ 07102	Z	481,300/74.13%
Jennison Utility Fund
	Citigroup Global Markets Inc. House Account Attn. Peter Booth 7th Floor	333 West 34th Street New York, NY 10001	C	989,492/8.36%
	Merrill Lynch, Pierce, Fenner For the Sole Benefit of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	C	3,324,282/28.11%
	Merrill Lynch, Pierce, Fenner For the Sole Benefit of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	Z	1,049,769/11.26%
	Prudential Investment FBO Mutual Fund Clients ATTN: Pruchoice Unit	100 Mulberry Street Newark, NJ 07102	Z	4,349,625/46.68%
	Wachovia Bank FBO Various Retirement Plans NC 1151	1525 West WT Harris Blvd. Charlotte, NC 28288	R	26,350/92.17%
	PIMS/Prudential Retirement As Nominee For the TTEE Customer Plan Smartsolution IRA	200 Wood Avenue South Iselin, NJ 08830	R	2,079/7.27%

As of January 19, 2007, the Directors and Officers of the Fund(s), as a group, owned less than 1% of the outstanding common stock of the Fund(s).

FINANCIAL STATEMENTS

The financial statements for Jennison Sector Funds, Inc. for the fiscal year ended November 30, 2006, incorporated in this SAI by reference to the Fund's 2006 annual report to shareholders (File No. 811-3175), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the Funds' annual report at no charge by request to the Fund by calling (800) 225-1852 or by writing to the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

PART II

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that a Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see the Prospectus and the "Fund Classification, Investment Objectives and Policies" Section in Part I of the SAI, which sets forth each Fund's principal investment objective(s) and identifies certain of the non-principal investments and strategies that may be used.

Information contained in this section about the risks and considerations associated with a Fund's investments and/or investment strategies applies only to those Funds specifically identified in Part I of the SAI as making a type of investment or using an investment strategy (each, a "Covered Fund"). Information that does not apply to a Covered Fund does not form a part of that Covered Fund's SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund's SAI. In this section the term "Manager" includes a fund's subadviser.

ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund that invests in a CDO cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO's underlying obligations may not be authorized investments for such Fund.

In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

ASSET-BASED SECURITIES. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of a Fund's investment policies, these securities are referred to as "asset-based securities." A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated investment grade (i.e., AAA, AA, A or BBB by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered "investment grade," may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

PRECIOUS METAL-RELATED SECURITIES. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, e.g., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, affect adversely the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

BORROWING AND LEVERAGE. A Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

A Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit a Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund. A Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Fund currently has any intention of doing so.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CERTIFICATES OF DEPOSIT. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Interest on such CDs is not insured.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, a Fund becomes a member of the syndicate.

As in the case of junk bonds, the Corporate Loans in which a Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

A Fund may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. A Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

DERIVATIVES. A Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. A Fund may use Derivatives for hedging purposes. Certain Funds may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

EXCHANGE-TRADED FUNDS. Certain Funds may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Funds' investment strategies.

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund's hedging strategies will be effective or that hedging transactions will be available to a Fund. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

INDEXED AND INVERSE SECURITIES. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Fund may be required to pay substantial additional margin to maintain the position.)

SWAP AGREEMENTS. Certain Funds may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain Funds may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that a Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board of Directors).

A Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

CREDIT LINKED SECURITIES. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

TOTAL RETURN SWAP AGREEMENTS. Certain Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, a Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

The Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio.

CALL OPTIONS. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

PUT OPTIONS. A Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Fund will receive a premium for writing a put option, which increases the Fund's return.

FUTURES. A Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of a Fund's assets that can be segregated.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and each Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by a Fund are considered to constitute hedging transactions and are consistent with the policies described above. No Fund will attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

CURRENCY OPTIONS. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. Most Funds will not speculate in Currency Instruments although certain Funds may use such instruments to seek to enhance returns. Accordingly, a Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

RISK FACTORS IN DERIVATIVES Derivatives are volatile and involve significant risks, including:

Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

A Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses, which exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

DISTRESSED SECURITIES. A Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

FOREIGN INVESTMENT RISKS

Certain Funds may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect a Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. A Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act").

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict a Fund's ability to conduct portfolio transactions in such securities.

A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INITIAL PUBLIC OFFERING RISK. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

INVESTMENT IN EMERGING MARKETS. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the International Bank for Reconstructions and Development (World Bank), the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also "Investments in Other Investment Companies".

RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES. In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Fund's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While each Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and short-term bond funds without regard to such limitations, provided, however, that in all cases the Fund's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund's total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. See also "Restrictions on Certain Investments."

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include the following:

  Junk bonds are issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund's portfolio securities than in the case of securities trading in a more liquid market.

  A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

LIQUIDITY PUTS OR CALLS. A Fund may also purchase a permissible instrument or investment together with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which a Fund pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. The purpose of this practice is to permit a Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. A Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. A Fund may choose to exercise calls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, a Fund's investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in a Fund.

MONEY MARKET INSTRUMENTS. Certain Funds may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

MUNICIPAL SECURITIES. Certain Funds may, from time to time, invest in municipal bonds, which may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

A Fund may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. A Fund may invest in municipal asset-backed securities, which are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility. A Fund may invest in municipal securities with the right to resell such securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date. Such a right to resell is commonly referred to as a "put" or "tender option."

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.

REAL ESTATE RELATED SECURITIES. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; and investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. A Fund may invest in securities pursuant to repurchase agreements. A Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, a Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

A Fund may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Certain Funds may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified tiem and price. See Repurchase Agreements.

Certain Funds may enter into dollar rolls. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities, the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

SECURITIES LENDING. Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of a Fund do not exceed in the aggregate 33 1/3 % of the value of a Fund's total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Fund an amount equivalent to any dividend or interest paid on such securities and a Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that a Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of a Fund. On termination of the loan, the borrower is required to return the securities to a Fund, and any gain or loss in the market price during the loan would inure to a Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require a Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (2) a fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by a Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Funds may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Fund's records or with its Custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STANDBY COMMITMENT AGREEMENTS. A Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED NOTES. Certain Funds may invest in structured notes. The values of the structured notes in which a Fund will invest may be linked to equity securities or equity indices or other instruments or indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

SUPRANATIONAL ENTITIES. A Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Yankee Obligations. Some Fund's may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States (Yankee obligations). Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

A Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

UTILITY INDUSTRIES Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities' increase costs. The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets," which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of GNMA, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Certain Funds may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Funds may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Fund's exposure to such securities.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

Certain Funds may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, trypically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Funds' investment strategies.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Share Classes. A Fund may offer shares of one or more classes to investors. Not every Fund may offer every share class described in this SAI, and investors should consult their Fund's prospectus for specific information concerning the share classes that are available to them.

Shares of a Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class Z, Class Y and Class R shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

Certain Funds may also offer additional or different classes of shares, including Class F, Class L, Class M, Class X and Class R shares. Specific information with respect to these share classes is set forth in the applicable Fund's prospectus and SAI.

For more information, see "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's custodian.

If you arrange for receipt by the custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Fund's custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.

Issuance of Fund Shares for Securities. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.

Multiple Accounts. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under "How to Buy and Sell Shares of the Fund—How to Buy Shares" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

Reopening an Account. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.

Restrictions on Sale of Portfolio Shares. A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the New York Stock Exchange (the NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus, may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

If you hold shares of a Fund through a brokerage firm, you must redeem your shares through the brokerage firm. Please contact your financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, to the Distributor or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be a signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $500 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund—Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.

Involuntary Redemption. If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an IRA or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan ("AIP") accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts with the same registration associated with multiple share classes within the Fund, or (iv) clients with assets more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

Small Balance Account Fee. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing small balance accounts, if the value of your account is less than $2,500, a $15 annual small balance account fee will be deducted from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

90 Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge (CDSC). Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent, we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B and Class F shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B, Class F or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B and Class F shares, and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Exchange Privilege" below.

In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B and Class F shares (four years in the case of Dryden Short-Term Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of CDSC – Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent, we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.

Waiver of CDSC – Class B and Class F Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2 . The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent you exchange shares your shares for shares of other JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund. See "Shareholder Services – Exchange Privilege," below, for more information regarding the Exchange Privilege.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify PMFS either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of CDSC – Class C Shares. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential Retirement at (800) 353-2847.

Automatic Conversion of Class B, Class F, Class M and Class X Shares. Class B, Class F, Class M and Class X shares will automatically convert to Class A shares on a quarterly basis approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven, eight years and ten years, respectively after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since a Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B, Class F, Class M and Class X shares, the number of Class B, Class F, Class M and Class X shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B, Class F, Class M and Class X shares purchased at least seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F), eight years (Class M shares), and ten years (Class X shares) prior to the conversion date to (b) the total amount paid for all Class B, Class F, Class M and Class X shares purchased and then held in your account (2) multiplied by the total number of Class B, Class F, Class L and Class M shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B, Class F, Class M and Class X shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B, Class F, Class M and Class X shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight years (Class M shares) and ten years (Class X shares) before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight years (Class M shares) and ten years (Class X shares) from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B, Class F, Class M and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class F, Class M and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class F, Class M and Class X shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class F, Class M and Class X shares during a month will be deemed to have been made on the last day of the month, or for Class B, Class F, Class M and Class X shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B, Class F, Class M and Class X shares was made. For Class B, Class F, Class M and Class X shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B, Class F, Class M and Class X shares held in a money market fund for one year would not convert to Class A shares until approximately eight years, nine years and eleven years, respectively from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month.

Class B, Class F, Class M and Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares. Class B, Class F, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class F, Class M and Class X shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class F, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class F, Class C, Class L, Class M, Class X, Class R, Class Y and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B, Class F, Class M and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class F, Class M and Class X shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. A Fund's share value--known as the net asset value per share or NAV--is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund's NAV, the Fund will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter (OTC) market, including listed securities for which the primary market is believed by the Manager is consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser, Adviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

SHAREHOLDER SERVICES

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value (NAV) per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privileges. Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, the shares of which may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither a Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.

If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares—Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A shares: Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege: Dryden Government Securities Trust (Money Market Series); MoneyMart Assets, Inc. (Class A shares); and Dryden Tax-Free Money Fund.

Class B, Class C and Class F shares: Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, and Class F shareholders may exchange their shares for Class B shares, of certain other JennisonDryden or Strategic Partners mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

Class B, Class C and Class F shares of a Fund may also be exchanged for shares of MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B and Class F conversion feature, the time period during which Class B and Class F shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C or Class F exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C or Class F shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C or Class F exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C or Class F shares of other funds without being subject to any CDSC.

Class Z shares: Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service ( i.e. , voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and any Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A and Class L (in certain instances), Class B, Class C, Class F, Class M or Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the Fund at NAV in order for the shareholder to participate in the plan.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Mutual Fund Programs. From time to time, a Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

Tax-Deferred Retirement Programs. Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward(s) will be set forth at the end of this section.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as such term is defined in the Code).

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year. Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

A Fund may invest in real estate investment trusts ("REITs"). Such Fund investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. For purposes of this rule, a charitable remainder trust is a disqualified organization but its allocable share of excess inclusion income is not unrelated business taxable income. Accordingly, if a charitable remainder trust owns an interest in the Funds it will not lose its tax-exempt status. The Fund itself, however, will be subject to the tax described in the previous sentence. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long term capital gain over net short term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends of net investment income that are not designated as a "capital gain dividend" will be taxable to shareholders at ordinary income rates.

Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1)pursuant to a reinvestment right received upon the purchase of the original shares and (2) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding. A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service ("IRS") for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Interest-related dividends and short-term capital gains dividends received from a regulated investment company and that are designated as such are exempt from the 30% withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid in a taxable year beginning prior to January 1, 2008, and generally applies to income that would not be subject to the 30% tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if a Fund does not receive a statement in IRS Form W-8 stating that the shareholder is not a U.S. person. The Fund does not intend to make such designations.

The foregoing applies when the foreign shareholder's income from a Fund is not effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign shareholders of a Fund must treat a distribution attributable to a Fund's sale of a real estate investment trust or other U.S. real property holding company as real property gain generally if 50% or more of the value of a Fund's assets are invested in real estate investment trusts and other U.S. real property holding corporations. The Fund is required to withhold a 35% tax on a distribution to a foreign shareholder attributable to real property gain, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to this rule, if the foreign shareholder has not held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving real property gain and will be subject instead to the regular 30% withholding tax on the portion of the distribution attributable to gain on the sale of a real property interest. After December 31, 2007, a distribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by a Fund from a real estate investment trust. There are also certain additional restrictions regarding the use of wash sales and substitute payments. In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

Foreign Taxes. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund paid in taxable years beginning before January 1, 2007 will be treated as "passive" or "financial services" income and dividends paid in taxable years beginning after December 31, 2006 will generally be treated as "passive" or "general" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

The Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. A Fund's annual and semi-annual reports are posted on the Fund's website at www.jennisondryden.com. A Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters.

In addition, a Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. A Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.

When authorized by a Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this Statement of Additional Information, each Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

  Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;

  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day;

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Funds only);

  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only);

  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden and/or Strategic Partners Funds only); and

  Full holdings on a weekly basis to SG Constellation (a financing company) approximately one day after the end of the week (Strategic Partners Mutual Funds, Inc. only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over a Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

The Board has delegated to each Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. Each Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund's Subadviser(s) the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Fund's website and on the Commission's website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser(s) is set forth in Appendix II of this SAI.

CODES OF ETHICS

The Board of Directors of each Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note. ·

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISER

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a) (1) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

(2) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

(3) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1996.

(4) Articles Supplementary, incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(5) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.

(6) Articles Supplementary, incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.

(7) Articles Supplementary dated July 17, 2003, incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(8) Articles Supplementary for Jennison Health Sciences Fund, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

(b) (1) Amended By-Laws, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 2001.

(2) Amended and Restated By-Laws dated July 17, 2003, incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(3) Amended and Restated By-Laws dated November 16, 2004, incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 22, 2004.

(c) Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

(d) (1) Subadvisory Agreement for Jennison Utility Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(2) Subadvisory Agreement for Jennison Financial Services Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on

January 29, 2002.

(3) Subadvisory Agreement for Jennison Technology Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(4) Subadvisory Agreement for Jennison Health Sciences Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(5) Subadvisory Agreement for Jennison Health Sciences Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(6) Amended and Restated Management Agreement for Jennison Utility Fund, incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(7)(i) Amended and Restated Management Agreement for Jennison Financial Services Fund, incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(ii) New Fee Schedules as of May 25, 2004, incorporated by reference to Exhibit (d)(7)(i) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 18, 2005.

(8)(i) Amended and Restated Management Agreement for Jennison Health Sciences Fund, incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(ii) New Fee Schedules as of May 25, 2004, incorporated by reference to Exhibit (d)(8)(i) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 18, 2005.

(9)(i) Amended and Restated Management Agreement for Jennison Technology Fund, incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(ii) New Fee Schedules as of May 25, 2004, incorporated by reference to Exhibit (d)(9)(i) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 18, 2005.

(10) Subadvisory Agreement for Jennison Financial Services Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(11) Subadvisory Agreement for Jennison Technology Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(e) (1) Selected Dealer Agreement, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(2) Distribution Agreement for Jennison Utility Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(3) Distribution Agreement for Jennison Financial Services Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(4) Distribution Agreement for Jennison Health Sciences Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(5) Distribution Agreement for Jennison Technology Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(6) Distribution and Service Plan for Class L shares for Jennison Health Sciences Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

(7) Distribution and Service Plan for Class M shares for Jennison Health Sciences Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(7) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

(8) Distribution and Service Plan for Class X shares for Jennison Health Sciences Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

(9) Distribution and Service Plan for New Class X shares for Jennison Health Sciences Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

(g) (1) Custodian Contract with the Bank of New York, as amended, dated June 6, 2005, incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

(h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

(2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(3) Amendment to Transfer Agency Agreement dated September 4, 2002, incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(i) (1) Opinion and consent of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 2001.

(2) Consent of Counsel, incorporated by reference to Exhibit (i)(2) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(j) Consent of independent registered public accounting firm. *

(m) (1) Amended and Restated Distribution and Service Plan for Class A shares of Jennison Utility Fund, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(2) Distribution and Service Plan for Class A shares of Jennison Financial Services Fund, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(3) Distribution and Service Plan for Class A shares of Jennison Health Sciences Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(4) Distribution and Service Plan for Class A shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(5) Amended and Restated Distribution and Service Plan for Class B shares of Jennison Utility Fund, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(6) Distribution and Service Plan for Class B shares of Jennison Financial Services Fund, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(7) Distribution and Service Plan for Class B shares of Jennison Health Sciences Fund, incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No.2-72097) filed via EDGAR on January 31, 2000.

(8) Distribution and Service Plan for Class B shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(9) Amended and Restated Distribution and Service Plan for Class C shares of Jennison Utility Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(10) Distribution and Service Plan for Class C shares of Jennison Financial Services Fund, incorporated by reference to Exhibit (m)(10) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(11) Distribution and Service Plan for Class C shares of Jennison Health Sciences Fund, incorporated by reference to Exhibit (m)(11) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(12) Distribution and Service Plan for Class C shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(12) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(13) Form of Rule 12b-1 Fee Waiver for Class Shares. *

(n) (1) Amended and Restated Rule 18f-3 Plan dated June 20, 2005, incorporated by reference to Exhibit (n)(5) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

(p) (1) Amended Code of Ethics of the Registrant dated January 9, 2006, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2006.

(2) Personal Securities Trading Policy of Prudential including PI, PIM, PIMS and QMA dated January 9, 2006, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2006.

(3) Code of Ethics of Jennison Associates LLC dated October 5, 2005, incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

(4) Statement of Policy Restricting Communication and Use of Issuer-Related Information by Prudential Investment Associates dated June 20, 2000, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2006.

(q) (1) Power of Attorney dated September 7, 2005, incorporated by reference to Exhibit (q)(1) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

________________________________________________

* Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and the Maryland General Corporation Law (the MGCL), and pursuant to Article V of the Company’s Amended and Restated By-Laws (Exhibit (b) (2) to the Registration Statement), the Company shall indemnify present and former officers and directors (and persons who serve or served as the officer or director of certain other enterprises at the Company’s request), and, to the extent authorized by the Company’s Board, employees and agents, against judgments, fines, settlements and expenses, and may advance expenses to such parties, to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party (or threatened to be made a party) to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL does not permit indemnification in respect of any proceeding by or in the right of the Company in which a person is found liable to the Company or, except in limited circumstances, for proceedings brought against the Company. A Maryland corporation is required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity, or in the successful defense of any issue, claim or matter in such a proceeding. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits (e)(2) to (e)(5) to the Registration Statement), the Distributor of the Funds may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Pursuant to Article VI of the Fund’s charter, directors and officers of the Fund shall not be liable to the Fund or its stockholders for monetary damages for breach of fiduciary duty as officers or directors to the extent permitted by law (including the MGCL and the 1940 Act). Under Maryland law, such limitation on liability will not apply to: (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in connection with the successful defense of any action, suit or proceeding) is asserted against the Company by such director, officer or controlling person in connection with the shares being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Company has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Company against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the amended Management Agreement and each other Management Agreement (Exhibits (d)(6) through (d)(9) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(1) to (d)(5) and (d)(10) and (d)(11) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Prudential Investment Management, Inc. (PIM) and Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Company hereby undertakes that it will apply the indemnification provisions of its Amended and Restated By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

C-5

Item 26. Business and Other Connections of Investment Adviser.

(a) Prudential Investments LLC (PI)

See “How the Fund is Managed-Manager” in the Jennison Utility Fund Prospectus and “How the Funds are Managed-Manager” in the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, both constituting Part A of this Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of PI’s directors and principal executive officers are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

(b) Jennison Associates LLC (Jennison)

See “How the Fund is Managed-Investment Adviser” in the Jennison Utility Fund Prospectus and in the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, both constituting Part A of this Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Jennison are included in Schedule A and D of its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York, 100 Wall Street, New York, New York 10286, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, Gateway Center Three, 10th Floor, 100 Mulberry Street, Newark, New Jersey 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f) and 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by The Bank of New York and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

Other than as set forth under the captions “How the Fund is Managed-Manager,” ”How the Fund is Managed-Investment Adviser” and “How the Fund is Managed-Distributor” in the Jennison Utility Fund Prospectus and “How the Funds are Managed-Manager”, “How the Funds are Managed-Investment Advisers” and “How the Funds are Managed-Distributor” in the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, and the caption “Investment Advisory and Other Services” in the Statement of Additional Information, the Prospectuses and the Statement of Additional Information constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to have been signed on its behalf, in the City of Newark, and State of New Jersey, on the 31st day of January, 2007.

JENNISON SECTOR FUNDS, INC.

* Judy A. Rice, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

* Linda W. Bynoe		Director

* David E.A. Carson		Director

*Robert E. La Blanc		Director

*Robert F. Gunia		Director and Vice President

*Douglas H. McCorkindale		Director

*Richard A. Redeker		Director

*Judy A. Rice		Director and President (Principal Executive Officer)

*Robin M. Smith		Director

*Stephen G. Stoneburn		Director

*Clay T. Whitehead		Director

*Grace C. Torres		Treasurer and Principal Financial and Accounting
Officer
*By:	/s/ Claudia DiGiacomo	Attorney-in-Fact	January 31, 2007
Claudia DiGiacomo

JENNISON SECTOR FUNDS, INC.

Exhibit Index

Exhibit No.	Description

(j)	Consent of independent registered public accounting firm.
(m)(13)	Form of Rule 12b-1 Fee Waiver for Class A Shares.